                                 LEASE AGREEMENT

                                     BETWEEN

                      ONE PEACHTREE POINTE ASSOCIATES, LLC

                                   AS LANDLORD

                                       AND

                                 TEAMSTAFF, INC.

                                    AS TENANT

                         ------------------------------
                                  DATE OF LEASE

                    LANDLORD ___________ TENANT ____________

         THIS LEASE AGREEMENT ("Lease") is made and entered into as of the Date of Lease on the cover page, by and between:

                  ONE PEACHTREE POINTE ASSOCIATES, LLC, a Georgia limited
                  liability company (as "Landlord")

                                       and

                  TeamStaff, Inc., a New Jersey corporation (as "Tenant")

         IN CONSIDERATION of the rents, covenants and agreements herein provided to be performed by Landlord and Tenant, Landlord hereby leases and demises to
Tenant, and Tenant hereby rents from Landlord, that certain office premises as hereinafter defined (the "Premises") for the period of time (the "Lease Term")
and upon the covenants, terms and conditions hereinafter stated:

                                    ARTICLE I
                 CERTAIN DEFINITIONS AND BASIC LEASE INFORMATION

Section 1.1    In addition to other definitions provided in this Lease, for the purposes of this Lease the following initially capitalized terms shall have the meaning set forth below.

A.       Premises: 2,998 of the third (3rd) floor of the Building, presently known as Suite No. 340. Said space is identified by diagonal lines or shaded area on the floor plans attached hereto as Exhibit "A".

B.       Building:  The building  owned or being  constructed  by Landlord on a portion of the Land, said building being known as 1545 Peachtree
         Street, NE, Atlanta, Georgia 30309.

C.       Land: The land described in Exhibit "B", attached hereto.

D.       Parking Facilities: The parking structure which is adjacent to or near the Building and any other parking structure or surface parking which
         Landlord may make available to Tenant.

E.       Project: The Land and all improvements thereon, including the Building, the Parking Facilities, and Common Areas.

F.       Lease Term: Five (5) years and five (5) months, beginning on the
         Commencement Date (as defined in Section 3.1 below) and ending five (5)
         years and five (5) months after the Commencement Date. The expiration date shall occur on the last day of the month of the five (5) year and five (5) month anniversary date of the Commencement Date (the
         "Expiration Date," unless this Lease is sooner terminated or extended as provided herein).

G.       Commencement Date: Defined in Section 3.1.

H.       Net Rentable Area of Premises: 2,998 square feet. This is based on approximately 2,562 useable square feet within the Premises times a factor of 1.17. The parties agree that the Net Rentable Area shall be as stated herein unless the Premises is enlarged or reduced.

I.       Net Rentable Area of the Building:  158,248 square feet, unless the size of the Building is subsequently enlarged or reduced.

J.       Tenant's Share: 1.89%, representing a fraction, the numerator of which is the Net Rentable Area of the Premises and the denominator of which is the Net Rentable Area of the Building, subject to future adjustment pursuant to the provisions of Section 5.4 hereof.

K.       Rent: The Base Rent and the Additional Rent.

         (i) Base Rent: The Base Rent for the first five (5) months following the Commencement Date shall be abated in full. Commencing on the first
         (1st) day of the sixth (6th) month following the Commencement Date, and ending on the last day of the twelfth (12th) month following the
         Commencement Date, the Base Rent shall be $6,245.83 per month for said six (6) month period ($25.00 per square foot on a per annum basis of
         Net Rentable Area of the Premises, which includes Tenant's share of
         Operating Costs, as defined below) and is payable in monthly installments. The

                    LANDLORD ___________ TENANT ____________

         Base Rent shall be increased effective on the first day of the thirteenth (13th) month of the Term, and on each subsequent anniversary of the Lease Year (as defined in Section 4.3) thereof, and shall be payable in monthly installments, in accordance with the following schedule:

         Lease Year          Annual Base Rent       Monthly Base Rent Payment
         ----------          ----------------       -------------------------
         Months 1-5             $0.00                      $0.00
         Months 6-12            $ N/A                      $6,245.83
         Months 13-24           $77,198.40                 $6,433.20
         Months 25-36           $79,514.40                 $6,626.20
         Months 37-48           $81,899.88                 $6,824.99
         Months 49-60           $84,356.88                 $7,029.74
         Months 61-65           $86,887.56                 $7,240.63

         (ii) Additional Rent: All other sums due and payable by Tenant under this Lease, including, but not limited to, Tenant's Share of the Operating Costs
(as such term is defined in Article V hereof), over and above the Base Year
Operating Cost, as defined below. Landlord's Operating Cost Estimate, as defined in Article V hereof, for the 2005 calendar year is $9.50 per Net Rentable Area of Premises. Upon Landlord's reconciliation of the 2005 actual Operating Costs,
Tenant shall be provided with the actual base year amount ("Base Year Operating
Cost"). Notwithstanding the foregoing, Operating Costs for the first five (5)
months following the Commencement Date shall be abated in full. Further,
Operating Costs are included in the Base Rent for months six (6) through twelve
(12) of the Term and Base Year Operating Costs are included in the Base Rent for the entire Term thereafter, as further described in Article V.

L.       Security Deposit: Seven Thousand Two Hundred Forty and 63/100 Dollars
         ($7,240.63).

M.       Landlord's Address for Notices:   One Peachtree Pointe Associates, LLC
                                           One Peachtree Pointe
                                           1545 Peachtree Street, NE, Suite 250
                                           Atlanta, Georgia 30309

         with a copy to:                   Dewberry Capital Corporation
                                           One Peachtree Pointe
                                           1545 Peachtree Street, NE. Suite 250
                                           Atlanta, Georgia 30309
                                           Attn: Douglas G. Dewberry, II

M.       Landlord's Address for Payment:   One Peachtree Pointe Associates, LLC
                                           1545 Peachtree Street, Suite 250
                                           Atlanta, Georgia 30309

N.       Tenant's Address for Notice:      T. Kent Smith, President
                                           TeamStaff, Inc.
                                           1545 Peachtree Street, Suite 340
                                           Atlanta, Georgia  30309

         with a copy to:                   James D. Houston, General Counsel
                                           TeamStaff, Inc.
                                           18167 US Hwy 19 North, Suite 400
                                           Clearwater, Florida 33764

O.       Common Areas: The Common Areas are those certain areas and facilities of the Building and the Parking Facilities and those certain improvements to the
Land which are from time to time made available by the Landlord for the common use of tenants of the Building and their employees, clients, customers, licensees and invitees or for use by the public. Such facilities and improvements include the entrance lobbies, elevator lobbies, outside sitting areas, vending areas, sidewalks, walkways, tunnels, pedestrian ways, driveways, and the following areas unless they are reserved exclusively to a particular tenant or occupant: corridors and bathrooms.

Section 1.2 The exhibits enumerated in this section (if used) and attached to this Lease are incorporated in this Lease by this reference and are to be construed as a part of this Lease.

         (a) Exhibit "A" -      Premises
             -----------
         (b) Exhibit "B" -      Legal Description
             -----------

                    LANDLORD ___________ TENANT ____________

         (c) Exhibit "C" -      Work Letter
             -----------
         (d) Exhibit "D" -      Rules and Regulations
             -----------
         (e) Exhibit "E" -      Special Stipulations
             -----------
         (f) Exhibit "F" -      Form of Lease Guaranty
             -----------

                                    ARTICLE 2
                          PREMISES AND QUIET ENJOYMENT

Section 2.1 Landlord has leased the Premises to Tenant, and Tenant accepted same from Landlord, for the Lease Term. During the Lease Term, Tenant shall have the right to use the Common Areas, as designated by Landlord from time to time, in common with others and in accordance with the rules and regulations, attached hereto as Exhibit "D" as the same may be amended ("Rules and Regulations").

Section 2.2 Provided that Tenant fully and timely performs all the terms of this
Lease on Tenant's part to be performed, including payment by Tenant of all Rent,
Tenant shall have, hold and enjoy the Premises during the Lease Term without hindrance or disturbance from or by Landlord; subject, however, to the terms, conditions and provisions of this Lease and any ground lessee, mortgage or deed to secure debt on the Project.

Section 2.3 Landlord, or an affiliate, may construct or acquire an additional building or buildings in the vicinity of the Premises and operate all buildings as a complex of office buildings (the "Office Park"). In such case, Landlord shall have the right, but not the obligation, to obtain operating and maintenance services for the Office Park and allocate the costs thereof among the Buildings in the Office Park on any reasonable basis. Landlord may also aggregate Operating Costs (as defined in Section 5.2 hereof) for the Office Park and in such case Tenant's Share shall be determined by dividing the Net Rentable
Area of the Premises by the net rentable area of all buildings within the Office
Park, provided, however, that Tenant's Share of such aggregated costs will not exceed the Tenant's Share of Operating Costs attributable to the Building.
Landlord discloses that Landlord or an affiliate of Landlord intends to construct another office building on a parcel of land located immediately North of the Land on which the Building sits. In such event the construction of the second building may cause noise, dust and other inconveniences to the tenants of the Building, but Landlord will use reasonable means to minimize such inconveniences, and reasonably respond to Tenant's requests should Tenant's quiet use and enjoyment of the Premises be interrupted for any reason relative to the construction. Notwithstanding the foregoing, Landlord shall not aggregate
Operating Costs unless and until (a) certificates of occupancy are issued for any additional building or buildings within the Office Park; and (b) such aggregation is subject to the provisions of Section 5.3 hereof.

                                    ARTICLE 3
                         LEASE TERM; COMMENCEMENT DATE;
                       DELIVERY AND ACCEPTANCE OF PREMISES

Section 3.1 The commencement date shall be the earlier of (a) the date the
Premises are deemed available for occupancy pursuant to Section 3.2 hereof or
(b) the date Tenant, or anyone claiming by, through or under Tenant, occupies any portion of the Premises for the purpose of the conduct of Tenant's (or such other person's) business therein ("Commencement Date").

Section 3.2 Unless otherwise provided in this Lease, the Premises shall be deemed available for occupancy as soon as the following conditions have been met: (a) the Landlord's Work (as defined in Exhibit "C" attached hereto) has been substantially completed as reasonably determined by Landlord's architect or space planner in accordance with generally accepted building standards; and (b)
either a certificate or certificates of occupancy (temporary or final) or other certificate permitting the lawful occupancy of the Premises has been issued for the Premises by the appropriate governmental authority; and (c) at least five
(5) business days' notice of the occurrence or anticipated occurrence of the conditions in clauses (a) and (b) above has been given to Tenant.
Notwithstanding the foregoing, if there is a delay in the availability for occupancy of the Premises due to Tenant Delay (as defined in Exhibit "C" hereof)
then the Premises shall be deemed available for occupancy on the date on which the Premises would have been available for occupancy but for such Tenant Delay, even though a certificate of occupancy or other certificate permitting the lawful occupancy of the Premises has not been issued or the Leasehold
Improvements have not been commenced or completed.

Section 3.3 The Net Rentable Area of the Premises and the Building are as stated
in Article I. The Net Rentable Area of the Premises shall be deemed to be 1.17 times the floor or useable area within the Premises. If, due to changes in the
Building or the Premises after the Commencement Date, the areas vary from that stated in Article I, Landlord may notify Tenant of the changed area and Base
Rent and Tenant's

                    LANDLORD ___________ TENANT ____________

Share shall be recomputed based upon the actual Net Rentable Area of the
Premises as so determined. The information in such notice shall be conclusive and binding on Tenant as to all matters set forth therein, unless within ten
(10) days following delivery of such notice, Tenant contests any of the matters contained therein by notifying Landlord in writing of Tenant's objections and the reasons therefor.

Section 3.4 Tenant may not occupy the Premises prior to the Commencement Date without Landlord's express written consent and any entry by Tenant shall be at
Tenant's sole cost and risk and subject to all of the terms of this Lease;
provided however, that no such early entry shall change the Commencement Date or the Expiration Date. Notwithstanding the foregoing, Tenant shall be entitled to enter the Premises upon prior verbal approval by Landlord.

Section 3.5 Occupancy of the Premises or any portion thereof by Tenant or anyone claiming through or under Tenant for the conduct of Tenant's, or such other person's business therein shall be conclusive evidence that Tenant and all parties claiming through or under Tenant (a) have accepted the Premises as suitable for the purposes for which the Premises are leased hereunder, and (b)
have waived any defects in the Premises, except for punchlist items identified to Landlord within thirty (30) days following the Commencement Date; provided however, that, if Landlord's Work has been constructed and installed by to prepare the Premises for Tenant's occupancy, Tenant's acceptance of the Premises as set forth above, shall occur upon Landlord's substantial completion of
Landlord's Work, in the Premises in accordance with the terms of Exhibit "C"
hereof. Landlord shall have no liability, except for the negligence or willful misconduct of Landlord, its agents, employees, representatives or contractors to
Tenant or any of Tenant's agents, employees, licensees, servants or invitees for any injury or damage to any person or property due to the condition or design of, or any defect in, the Premises or the Project, including any electrical, plumbing or mechanical systems and equipment of the Premises or the Project and the condition of or any defect in the Land; and Tenant, for itself and its agents, employees, licensees, servants and invitees, expressly assumes all risks of injury or damage to person or property, either proximate or remote, resulting from the condition of the Premises or the Project, and agrees to rely on insurance to cover such risks.

                                    ARTICLE 4
                                      RENT

Section 4.1 Tenant shall pay to Landlord, without notice, demand, offset or deduction, except as expressly provided herein, in lawful money of the United
States of America, at Landlord's Address for Payment, or at such other place as
Landlord shall designate in writing from time to time: (a) the Base Rent and the
Additional Rent in equal monthly installments, in advance, on the first day of each calendar month during the Lease Term, except that the first monthly installment of Base Rent and Additional Rent shall be paid in advance on the date of Tenant's execution of this Lease and applied to the first installments of Base Rent and such Additional Rent coming due under this Lease. If either the
Commencement Date or the Expiration Date falls on a date other than the first day of a calendar month, the Rent due for such fractional month shall be prorated on a per diem basis between Landlord and Tenant so as to charge Tenant only for the portion of such fractional month falling within the Lease Term.

Section 4.2 If any Rent is not paid to and received by Landlord within five (5)
days after the date it is due, and such late payment occurs more than once in any twelve (12) month period, Tenant shall pay to Landlord a late charge equal to four (4%) percent of the amount of the late payment or $100.00, whichever is more, in order to cover the agreed administrative expense and inconvenience to
Landlord of processing and dealing with late payments. This late payment shall apply to the second and all subsequent late payments in any twelve (12) month period. In addition all delinquent payments of Rent shall bear interest until paid at a rate per annum (the "Interest Rate") equal to the greater of: (i)
twelve percent (12%), (ii) two percent (2%) above the prime rate of interest from time to time publicly announced by SunTrust Bank, Atlanta, Georgia, or any successor thereof, provided that if either Section 4.2(i) or (ii) or both is at any time greater than the maximum rate permitted under applicable law, the
Interest Rate shall be the maximum rate permitted under applicable law.

Section 4.3 A "Lease Year" shall mean a 12 month period commencing on first day of the month in which the Commencement Date occurs and any anniversary thereof and running for a period of one year, except that: (a) if the Commencement Date does not occur on the first day of a month, then the first Lease Year shall not include the period from the first day of the month in which the Commencement
Date occurs until the Commencement Date, and (b) the final Lease Year shall end on the Expiration Date. If the first or last Lease Year is less than twelve (12)
months, all amounts shall be prorated based upon a 365-day year.

                    LANDLORD ___________ TENANT ____________

                                    ARTICLE 5
                                 OPERATING COSTS

Section 5. 1 Tenant shall pay to Landlord, as Additional Rent, for each year or fractional year of the Lease Term, Tenant's share of the Operating Costs (as defined in Section 5.2 hereof)("Tenant's Operating Cost Payment"), which payment shall be calculated and paid as follows:

A. Commencing as of the first day of the Commencement Date, and as of the first day of January of each year during the Lease Term thereafter, (or as soon after as is practicable), Landlord shall furnish Tenant with a statement ("Landlord's
Operating Cost Estimate") setting forth Landlord's reasonable estimate of
Operating Costs for the forthcoming year and Tenant's Operating Cost Payment.
Notwithstanding the foregoing, Landlord shall only furnish Tenant with the
Landlord's Operating Cost Estimate in the event that said statement reflects an increase in the Tenant's Operating Cost Payment from the preceding calendar year. Except during the first twelve (12) months of the Term (where Operating
Costs are abated or included in the Base Rent), on the first day of each calendar month during such year, Tenant shall pay to Landlord one-twelfth
(1/12th) of Tenant's Operating Cost Payment over and above the Base Year
Operating Cost, in addition to Tenant's share of Operating Cost already included in the Base Rent pursuant to Section 1.1(K) of the Lease, based on Landlord's
Operating Cost Estimate. If for any reason Landlord has not provided Tenant with
Landlord's Operating Cost Estimate on the first day of January of any year during the Lease Term, then (a) until the first day of the calendar month following the month in which Tenant is given Landlord's Operating Cost Estimate,
Tenant shall continue to pay to Landlord on the first day of each calendar month the sum, payable by Tenant under this Section 5.1 for the month of December of the preceding year and, (b) promptly after Landlord's Operating Cost Estimate is furnished to Tenant, if required as set forth above, Landlord shall give notice to Tenant if the installments of Tenant's Operating Cost Payments previously made for such year were greater than the installments of Tenant's Operating
Costs Payments to be made for such year in accordance with Landlord's Operating
Cost Estimate, and (a) if there shall be a deficiency, Tenant shall pay the amount thereof to Landlord within ten (10) days after the delivery of Landlord's
Operating Cost Estimate, and (ii) on the first day of the calendar month following the month in which Landlord's Operating Cost Estimate is given to
Tenant and on the first day of each calendar month throughout the remainder of such year and continuing until Landlord's Operating Cost Estimate for the following year is received, Tenant shall pay to Landlord an amount equal to one-twelfth (1/12th) of Tenant's Operating Cost Payment. The foregoing notwithstanding, Landlord shall have the right from time to time during any year
(but no more frequently than twice during any calendar year) to notify Tenant in writing of any change in Landlord's Operating Cost Estimate, in which event
Tenant's Operating Cost Payment, as previously estimated, shall be adjusted to reflect the amount shown in such notice and shall be effective, and due from
Tenant, on the first day of the month following Landlord's giving of such notice.

B. In the event that the actual Operating Costs exceed Tenant's Operating Cost
Payments for the preceding calendar year, commencing on the first day of March of the year 2007, and on the first day of March of each year during the Lease
Term thereafter (or as soon after as is practicable), Landlord shall furnish
Tenant with a statement of the actual Operating Costs, and Tenant's Operating
Cost Payments for the preceding calendar year. Within thirty (30) days after
Landlord's giving of such statement, Tenant shall make a lump sum payment to
Landlord in the amount, if any, by which Tenant's Operating Costs Payment for such preceding year as shown on such Landlord's statement exceeds the aggregate of the monthly installments of Tenant's Operating Costs Payment actually paid during such preceding year.

C. If the Lease Term ends on a date other than the last day of December, the actual Operating Costs for the year in which the Expiration Date occurs, shall be prorated so that Tenant shall pay that portion of Tenant's Operating Cost
Payment for such year represented by a fraction, the numerator of which shall be the number of days during such fractional year falling within the Lease Term, and the denominator of which is 365 (or 366, in the case of a leap year). The provisions of this Section 5.1 shall survive the Expiration Date or any sooner termination provided for in this Lease.

Section 5.2. Operating Costs: "Operating Costs," as that term is used herein, shall consist of all reasonable, actual expenses and costs (but excluding specific charges separately billed or chargeable to specific tenants) of every kind and nature which Landlord shall pay or incur because of or in connection with the ownership, maintenance, operation, management and repair of the
Project, determined in accordance with generally accepted accounting principles consistently applied.

     A. Operating Costs shall include, but not be limited, to the following:

         (a) Wages and salaries of personnel or entities (exclusive of
Landlord's executive personnel but including the building manager and all on site personnel whether full time or part time) and all costs and fees of personnel and entities engaged in the operation, repair, maintenance, or security of the Project, and payroll taxes, insurance, and benefits relating to employees working on or for the Project, prorated to the extent they work at the
Project.

                    LANDLORD ___________ TENANT ____________

         (b) The costs of all inventory, supplies, repair parts, furniture and materials (including work clothes and uniforms) used or reasonably needed for the operation, repair and maintenance of the Project.

         (c) The cost of performance by Landlord's personnel, or of service contractors under service or other agreements for, maintenance, janitorial services, security, access control, alarm service, window cleaning, elevator maintenance and landscaping for the Project, landscaping for any land controlled by Landlord in the immediate vicinity of the Project, and landscaping for any land within adjacent public rights-of-way which Landlord performs, but as to any service contractors owned by or affiliated with Landlord, only to the extent such fees do not exceed costs available from unaffiliated third-party contractors.

         (d) All utilities for the Project, including water, sewer, power, electricity, gas, fuel, lighting, telephone, cable and all other utilities; and
all costs of providing air conditioning, heating and ventilation for the
Building.

         (e) The cost of all insurance carried on or related to the Project by or for Landlord, including property, casualty and liability insurance applicable to any part of the Project and to Landlord's equipment, fixtures and personal property used in connection therewith, including rent loss or business interruption insurance providing indemnity against such perils as are commonly insured against by prudent landlords, and such other insurance as may be required by any ground lessor or mortgagee of Landlord or which Landlord reasonably considers necessary in the operation of the Project, together with all appraisal and consultants' fees in connection with such insurance.

         (f) "Taxes" which for purposes of this Lease shall mean (i) all property taxes, assessments, and other governmental charges, applicable to or assessed against the Project or any portion thereof, or applicable to or assessed against Landlord's personal property used in connection therewith, whether federal, state, county, or municipal and whether assessed by taxing districts or authorities presently taxing the Project or the operation thereof or by other taxing authorities subsequently created, or otherwise, and any other taxes and assessments attributable to or assessed against all or any part of the
Project or its operation, and (ii) any reasonable expenses, including fees and disbursements of attorneys, tax consultants, arbitrators, appraisers, experts and other witnesses, incurred by Landlord in contesting any taxes or the assessed valuation of all or any part of the Project. If at any time during the
Lease Term there shall be levied, assessed, or imposed on Landlord or all or any part of the Project by any governmental entity any general or special ad valorem or other charge or tax directly upon rents received under leases, or if any fee, tax, assessment, or other charge is imposed which is measured by or based, in whole or in part, upon such rents, or if any charge or tax is made based directly or indirectly upon the transactions represented by leases or the occupancy or use of the Project or any portion thereof, such taxes, fees, assessments or other charges shall be deemed to be Taxes. Nevertheless, the following shall not be included within the Taxes to be reimbursed by Tenant as part of the Operating Costs: (i) franchise, corporation, income or net profits tax, unless substituted for real estate taxes or imposed as additional charges in connection with the ownership of the Project, which may be assessed against
Landlord or the Project or both, (ii) transfer taxes assessed against Landlord or the Project or both, (iii) penalties or interest on any late payments of
Landlord and (iv) personal property taxes of Tenant or other tenants in the
Project.

         (g) Legal and accounting costs incurred by Landlord or paid by Landlord to third parties (exclusive of legal fees with respect to disputes with individual tenants, negotiations of tenant leases, or with respect to the ownership rather than the operation of the Project), appraisal fees, consulting fees, all other professional fees and disbursements and all association dues.

         (h) The cost of upkeep, repairs and maintenance of the Project as a first class office building (excluding repairs and general maintenance paid or reimbursed by proceeds of insurance or by Tenant, other tenants of the Project or other third parties).

         (i) Amortization of the cost of improvements or equipment which are capital in nature and which are intended to reduce or avoid increases in
Operating Costs of the Project, or in the reasonable estimation of Landlord, enhance the Project for the general benefit of tenants or occupants thereof, or are required by any governmental authority subsequent to the date of this Lease.
All such costs, including actual interest, shall be amortized on a straight-line basis over the useful life of the capital investment, as reasonably determined by Landlord.

         (j) The Project management office rent or rental value.

                    LANDLORD ___________ TENANT ____________

         (k) Management fees and all items reimbursable to the Project manager, if any, pursuant to any management contract for the Project, in no event, however, to exceed five (5%) percent of gross receipts.

         B. Notwithstanding the foregoing, Operating Costs shall not include:

         (a)   Reserves or expenses for any capital replacements or
improvements; except as described in Paragraph 5.2 above;

         (b)   Costs of special services rendered to individual tenants for which a special charge is made.

         (c)   Interest and principal payments on loans or indebtedness secured by the Building;

         (d)   Cost of improvements for other tenants of the Building;

         (e)   Legal fees, brokerage commissions, advertising costs, or other related expenses incurred by Landlord in connection with the leasing of space to individual tenants in the Building or in procuring tenants for the Building;

         (f)   Repairs, alterations, additions, improvements, or replacements made to rectify or correct any defect in the original design, materials or workmanship of the Building or common areas;

         (g)   Damage and repairs attributable to fire or other casualty;

         (h)   Damage and repairs necessitated by the gross negligence or willful misconduct of Landlord, or its employees, contractors or agents;

         (i)   Salaries, wages, bonuses, or payments of any other kind to officers and executives of Landlord and to any employees or building staff above the position of Building Manager to the extend that said personnel do not perform direct services in connection with the management, operation, repair of maintenance of the Building;

         (j)   Landlord's general overhead expenses not related to the Building including, but not limited to, the cost of Landlord's office space located in the Building;

         (k)   Legal fees, accountant's fees and other expenses incurred in connection with disputes with tenants or other occupants of the Building or associated with the enforcement of the terms of any leases with tenants or the defense of Landlord's title to or interest in the Building or any part thereof;

         (l)   Costs (including permit, license and inspection fees) incurred in renovation or otherwise improving, decorating or painting, or altering space for individual tenants or vacant space in the Building;

         (m)   Costs  incurred due to a violation by Landlord or any other tenant of the Building of the terms and conditions of a lease;

         (n)   Any other expense which, under generally accepted accounting principles, would not be considered a reasonable maintenance or operating expense related to the Building;

         (o)   Expenses for repair, replacements and general maintenance paid by the proceeds of insurance or by Tenant or third parties, or through condemnations awards;

         (p)   Any cost or expense for which Landlord is entitled to be
separately reimbursed or for which Landlord received a credit from any other party; and

         (q)   Any excess operating expenses incurred with respect to the parking facilities for any special tenant requirements (e.g. night parking for a restaurant in the Building) or for special services required for non-tenant users of the parking facility.

Section 5.3 If the Building is not fully occupied (meaning that less than ninety five (95%) percent of the Net Rentable Area of the Building is occupied by tenants paying rent, inclusive of management office) during any full or fractional year of the Lease Term, the actual variable components (e.g.
electrical, janitorial) of

                    LANDLORD ___________ TENANT ____________

Operating Costs shall be adjusted for such year or period to an amount which
Landlord estimates would have been incurred in Landlord's reasonable judgment had the Building been so occupied, and the adjusted amount will be used to determine Tenant's Operating Cost Payment. This adjustment will also be applicable to any Operating Cost aggregation relative to the Office Park as set forth in Section 2.3.

Section 5.4 If during the Lease Term any change occurs in either the number of square feet of the Net Rentable Area of the Premises or of the Net Rentable Area
of the Building, Tenant's Share of Operating Costs (as defined in Section 1.J.
hereof) shall be adjusted, effective as of the date of any such change. Landlord shall promptly notify Tenant in writing of such change and the reason therefor.
Any changes made pursuant to this Section 5.4 shall not alter the computation of
Operating Costs as provided in this Article 5, but, on and after the date of any such change, Tenant's Operating Costs Payment pursuant to Section 5. 1 A. shall be computed upon Tenant's Share thereof, as adjusted. If such estimated payments of Tenant's Share are so adjusted during a year, a reconciliation payment for
Tenant's Operating Cost Payments pursuant to this Article 5 for the calendar year in which such change occurs shall be computed pursuant to the method set forth in Section 5. 1 B, such computation to take into account the daily weighted average of Tenant's Share during such year.

                                    ARTICLE 6
                                     PARKING

Section 6.1 Landlord hereby grants to Tenant a license to use in common with other tenants and with the public the Parking Facilities. Tenant shall be entitled and obligated to purchase no less than two (2) parking spaces in the
Parking Facilities for each 1,000 square feet of useable area of the Premises leased by Tenant (any fraction to be rounded down), said spaces of which shall be either unassigned or reserved spaces. Landlord may, but shall not be obligated to, offer Tenant any additional parking spaces, at additional fees to be determined by Landlord. If Tenant fails to observe the Rules and Regulations with respect to the Parking Facilities, then Landlord, at its option, shall have the right to treat such failure as a default under this Lease. Furthermore, if any of Tenant's employees, licensees or invitees or other person using the
Parking Facilities with the authorization of Tenant violates the Rules and
Regulations established from time to time by Landlord relative to the use of the
Parking Facilities, or parks a vehicle so as to block another parking space, or parks in reserved or handicapped spaces without authorization, or damages the
Parking Facilities or leaves trash or debris in the Parking Facilities and repeats such misconduct after oral or written warning (which may be by warning notice placed on a windshield) then Landlord may tow or otherwise remove the vehicle of the offender and terminate such offender's right to utilize the
Parking Facilities.

Section 6.2 The fees for parking in unassigned spaces in the Parking facilities shall be determined by Landlord based on Landlord's estimate of the market price for covered, secured parking in the vicinity, and shall be paid monthly. Such fees may vary from time to time. Landlord may also make reserved parking spaces available from time to time subject to availability and at an increased fee as determined by Landlord. As of the Date of Lease, the monetary parking fee is
$75.00 for unassigned parking spaces and $120.00 for reserved spaces.

Section 6.3 If all or any portion of the Parking Facilities shall be damaged or rendered unusable by fire or other casualty or any taking pursuant to eminent domain proceeding (or deed in lieu thereof), and as a result thereof Landlord or the operator of the Parking Facilities is unable to make available to Tenant the parking provided for herein, then the number of cars which Tenant shall be entitled to park hereunder shall be proportionately reduced so that the number of cars which Tenant may park in the Parking Facilities after the casualty or condemnation in question shall bear the same ratio to the total number of cars which can be parked in the Parking Facilities at such time as the number of cars
Tenant had the right to park in the Parking Facilities prior to such casualty or condemnation bore to the aggregate number of cars which could be parked therein at that time.

6.4 Section 6.4 Tenant and all of its employees, principals, licensees and invitees shall use the Parking Facilities at their sole risk, and Landlord assumes no responsibility for loss or damage to vehicles using the Parking
Facilities.

                                    ARTICLE 7
                                    SERVICES

Section 7.1 A. During the Lease Term, Landlord shall furnish Tenant with the following services, subject to the Rules and Regulations: (a) hot and cold water in building standard bathrooms and chilled water in building standard drinking fountains; (b) electrical power sufficient for lighting the Premises and for the operation therein of typewriters, voice writers, calculating machines, word processing equipment, copying

                    LANDLORD ___________ TENANT ____________

machines, personal computers, and similar items of business equipment which consume, in the aggregate, less than five (5) watts per square foot of Net
Rentable Area of the Premises and require a voltage of 120 volts single phase or less, (c) heating, ventilating or air-conditioning, as appropriate, during
Business Hours (as defined in Section 7.1.D. herein) at such temperatures and in such amounts as customarily and seasonally provided to tenants occupying comparable space in office buildings in the Atlanta, Georgia suburban area; (d)
electric lighting for the Common Areas of the Project; (c) passenger elevator service (if the Premises requires elevator service), in common with others, for access to and from the Premises twenty four (24) hours per day, seven (7) days per week; provided, however, that Landlord shall have the right to limit the number of (but not cease to operate all) elevators to be operated after Business
Hours and on Saturdays, Sundays and Holidays; (f) janitorial cleaning services to standards established by Landlord, but excluding cleaning of dishes and cooking implements; (g) facilities for Tenant's loading, unloading, delivery and pick-up activities, including access thereto during Business Hours, subject such limitations as Landlord may impose; and (h) replacement, as necessary, of all building standard lamps and ballasts in building standard light fixtures within the Premises. All services referred to in this Section 7.1 A. shall be provided by Landlord and paid for by Tenant as part of Tenant's Operating Costs Payment.

B. If Tenant requires air-conditioning, heating or other services, including cleaning services, routinely supplied by Landlord for hours or days in addition to the hours and days specified in Section 7.1 A., Landlord shall make reasonable efforts to provide such additional service after reasonable prior written request therefor from Tenant, and Tenant shall reimburse Landlord for the cost of such additional service; provided however, that, if any other tenants in the Building served by the equipment providing such additional service to the Premises request that Landlord concurrently provide such service to such other tenants, the cost of Landlord's providing such additional and concurrent service shall be prorated among all of the tenants requesting such service. Landlord shall have no obligation to provide any additional service to
Tenant at any time Tenant is in default under this Lease beyond any applicable grace, notice or cure period provided with respect thereto by the terms hereof, unless Tenant pays to Landlord, in advance, the cost of such additional service.
If any machinery or equipment which generates abnormal heat or otherwise creates unusual demands on the air-conditioning or heating system serving the Premises is used in the Premises and if Tenant has not, within five (5) days after demand from Landlord, taken such steps, at Tenant's expense, as shall be necessary to cease such adverse affect on the air-conditioning or heating system, Landlord shall have the right to install supplemental air-conditioning or heating units in the Premises, and the full cost of such supplemental units (including the cost of acquisition, installation, operation, use and maintenance thereof) shall be paid by Tenant to Landlord in advance or on demand.

C. If Tenant's requirements for or consumption of electricity exceed the capacities specified in clause (b) of Section 7.1 A. hereof, Landlord shall, at
Tenant's sole cost and expense, make reasonable efforts to supply such service through the then-existing feeders and risers serving the Building and the
Premises and shall bill Tenant periodically for the actual cost incurred by
Landlord in providing such additional service and Tenant shall pay each such bill with the installment of Rent next due. The degree of such additional consumption and potential consumption by Tenant shall be determined at
Landlord's election, by either or both (a) a survey of standard or average tenant usage of electricity in the Building performed by a reputable consultant selected by Landlord and paid for by Tenant, and (b) a separate meter in the
Premises to be installed, maintained, and read by Landlord, all at Tenant's sole cost and expense. Tenant shall not install any electrical equipment requiring special wiring unless approved in advance by Landlord. At no time shall use of electricity in the Premises exceed the capacity of existing feeders and risers to or wiring in the Premises. Any risers or wiring necessary to meet Tenant's excess electrical requirements shall, upon Tenant's written request, be installed by Landlord, at Tenant's sole cost, if, in Landlord's reasonable judgment, the same are necessary and shall not (i) cause permanent damage or injury to the Project, the Building or the Premises, (ii) cause or create a dangerous or hazardous condition, (iii) entail excessive or unreasonable alterations, repairs or expenses or (iv) unreasonably interfere with or disturb other tenants or occupants of the Building.

D. For the purposes of this Lease "Business Hours" shall be from 8:00 a.m. to
6:00 p.m. on Monday through Friday, and 8:00 a.m. to 12:00 noon on Saturdays, except for holidays designated by Landlord which shall be consistent with those holidays designated by landlords of similar office buildings in the Atlanta,
Georgia area.

Section 7.2 Landlord's obligation to furnish electrical and other utility services shall he subject to the rules and regulations of the supplier of such electricity or other utility services and the rules and regulations of any municipal or other governmental authority regulating the business of providing electricity and other utility services. Landlord shall have the right, at
Landlord's option, upon not less than thirty (30) days prior written notice to
Tenant (provided such prior notice will be less if either the discontinuance of such service is required by applicable law or Landlord receives shorter notice from the utility company providing electricity or other utility service), to discontinue electric or other utility services to the Premises and

                    LANDLORD ___________ TENANT ____________

                                       10

arrange for a direct connection thereof through a public utility supplying such service. If Landlord gives such notice of discontinuance, Landlord shall make all necessary arrangements with the public utility supplying electric or other utility service directly to the Building to furnish electric or other utility service to the Premises, and, unless prohibited by law or regulations of such public utility, Landlord shall not discontinue electric or other utility service to the Premises until such public utility is ready to supply service to the
Premises. Tenant shall, however, be responsible for contracting promptly and directly with such public utility supplying such service and for paying all deposits for, and all costs relating to, such service.

Section 7.3 No failure to furnish or any stoppage of the services referred to in this Article 7 resulting from any cause shall make Landlord liable in any respect for damages to any person, property or business, nor subject Landlord for liability to Tenant for any business loss or consequential damages. No such failure or stoppage be construed as an eviction of Tenant, or entitle Tenant to any abatement of Rent or other relief from any of Tenant's obligations under this Lease, except that in the event that any of the services required to be furnished by Landlord to the Premises (a) is interrupted by reason of the gross negligence or willful misconduct of Landlord and is not restored within five (5)
business days, and if such interruption substantially and adversely affects the operation of Tenant's business in and from the Premises, then Tenant shall be entitled to cease operating in the Premises and receive an abatement of Base
Rent for each full and/or partial day thereafter that such service is not restored and Tenant ceases to operate in the Premises until the date of restoration. Should any malfunction of any systems or facilities occur within the Project or should maintenance or alterations of such systems or facilities become necessary, Landlord shall make reasonable efforts to repair the same with reasonable diligence, and Tenant shall have no claim for rebate, abatement of
Rent, or damages because of malfunctions or any such interruptions in service.
Tenant shall not, however, be entitled to any abatement of Base Rent if the interruption or abatement in service or the failure by Landlord to furnish such service is the result of force majeure or is the result of an interruption or abatement in service of a public utility. By way of example only, there shall be no abatement of Base Rent if Landlord is unable to furnish water or electricity to the Premises if no water or electricity is then being made available to the
Building by the supplying utility company or municipality. At the time of the loss of service, Tenant must give written notice promptly to Landlord of the loss of service and its claim for abatement and Tenant only shall be entitled to abatement of Base Rent in proportion to the area rendered unusable. Landlord may prevent or stop abatement by providing substantially the same service in similar quality and quantity by temporary or alternative means until the cause of the loss of service can be corrected. Such abatement shall be Tenant's sole remedy for loss of service and Tenant shall have no right to terminate this Lease.

                                    ARTICLE 8
                            ASSIGNMENT AND SUBLETTING

Section 8.1 Except as expressly permitted herein or as approved by Landlord in writing, such approval not to be unreasonably withheld, neither Tenant nor its legal representatives or successors in interest shall, by operation of law or otherwise, assign, mortgage, pledge, encumber or otherwise transfer: (i) this
Lease or any part hereof, (ii) the interest of Tenant under this Lease, or (iii)
the rent thereunder. The Premises or any part thereof shall not be sublet, occupied or used for any purpose by anyone other than Tenant, without Tenant's obtaining in each instance the prior written consent of Landlord in the manner hereinafter provided. Tenant shall not materially modify, extend, or amend a sublease previously consented to by Landlord without obtaining Landlord's prior written consent thereto. Landlord's consent to any assignment of this Lease or sublease of the Premises shall not waive, nor be deemed to waive the provisions of this Article 8 and all subsequent assignments and subleases shall require the prior written consent of Landlord in the manner hereinafter provided, such consent not to be unreasonably withheld.

Section 8.2 An assignment of this Lease shall be deemed to have occurred (a) if in a single transaction or in a series of transactions more than a fifty (50%)
percent ownership interest in Tenant, whether stock, partnership, interest or otherwise, is transferred, diluted, reduced, or otherwise affected with the result being that the present holder or owners of Tenant, have less than a fifty
(50%) percent interest in Tenant, or (b) if Tenant's obligations under this
Lease are taken over or assumed in consideration of Tenant leasing space in another office building. The transfer of the outstanding capital stock of any corporate Tenant, through the NASDAQ over-the-counter market or any recognized national securities exchange shall not be included in the calculation of such fifty (50%) percent interest.

Section 8.3 Notwithstanding Sections 8.1 and 8.2, Tenant shall have the right, upon thirty (30) days' prior written notice to Landlord, to (a) sublet no more than fifty (50%) percent of the floor area of the Premises to any related corporation, successor corporation into which or with which Tenant is merged or consolidated or which acquired substantially all of Tenant's assets and property, or other entity which controls Tenant, is controlled by Tenant, or is under common control with Tenant (a "Permitted Transferee"); or (b) assign this

                    LANDLORD ___________ TENANT ____________

                                       11

Lease to a Permitted Transferee; provided that (i) such successor corporation or other entity assumes all of the obligations and liabilities of Tenant and shall have assets, capitalization and net worth at least equal to the assets, capitalization and net worth of Tenant as of the date of this Lease as determined by generally accepted accounting principles, and (ii) Tenant shall provide in its notice to Landlord the information required in Section 8.4. For the purpose hereof "control" means ownership of more than fifty (50%) percent of all the voting stock or legal and equitable interest in such corporation or entity.

Section 8.4 Should Tenant desire to assign this Lease or sublessee the Premises
(or any part thereof) other than as permitted under Section 8.3, Tenant shall give Landlord written notice no later than thirty (30) days in advance of the proposed effective date of the proposed assignee or sublessee, specifying (a)
the name, current address, and business of the proposed assignee or sublessee,
(b) the amount and location of the space within the Premises proposed to be so subleased, (c) the proposed effective date and duration of the assignment or sublease, (d) the proposed rent and all consideration to be paid to Tenant by such assignee or sublessee, and (e) a financial statement, business resume and other information as Landlord may reasonably request to evaluate the proposed assignee or sublessee. Landlord shall have thirty (30) days following receipt of such notice and other information requested by Landlord to elect one of the following options: (i) to terminate this Lease as to the space so affected as of the proposed effective date set forth in Tenant's notice, in which event Tenant shall be relieved of all further obligations hereunder as to such space, except for obligations under Articles 17 and 22 and all other provisions of this Lease which expressly survive the termination hereof; provided, however, that Tenant may nullify Landlord's termination of this Lease by withdrawing its request for
Landlord's consent to the proposed assignment or sublease in a written notice given to Landlord within seven (7) days following Landlord's notice of termination; or (ii) to permit Tenant to assign or sublease such space;
provided, however, that, if the rent rate agreed upon between Tenant and its proposed sublessee or assignee is greater than the rent rate that Tenant must pay Landlord hereunder for that portion of the Premises, or if any consideration shall be promised to or received by Tenant in connection with such proposed assignment or sublease (in addition to rent), then one half of such excess rent and other consideration shall be considered Additional Rent owed by Tenant to
Landlord (less brokerage commissions, attorneys fees and other disbursements reasonably incurred by Tenant for such assignment or sublease if reasonably acceptable evidence of such disbursements is delivered to Landlord), and shall be paid by Tenant to Landlord, in the case of excess rent, in the same manner that Tenant pays Base Rent and, in the case of any other consideration, within ten (10) business days after receipt thereof by Tenant; or (iii) to refuse, in
Landlord's reasonable discretion, to consent to Tenant's assignment or subleasing of such space and to continue this Lease in full force and effect as to the entire Premises. The parties agree that Landlord may reasonably refuse to consent to an assignment or sublease if the proposed assignee or subtenant is not financially creditworthy, is a governmental authority or agency, an organization or person enjoying sovereign or diplomatic immunity, a medical or dental practice or health care provider or a user that will attract a volume, frequency or type of visitor or employee to the Building which is not consistent with the standards of a high quality office building or that will impose an excessive demand on or use of the facilities or services of the Building. It shall also be reasonable for Landlord to refuse to consent to any assignment or sublease if Tenant is then in default under this Lease, or such assignment or subletting would cause a default under another lease in the Building or under any ground lease, deed of trust, mortgage, restrictive covenant, easement or other encumbrance affecting the Project, or cause a violation of any applicable laws or regulations or insurance requirements affecting the Project, or in any way increase the risk of environmental damage to the Project, or if the proposed assignee or sublessee is at such time a tenant of the Building or a person or entity who or which is a prospective tenant of the Building or with whom or which Landlord is then dealing in connection with the leasing of space in the
Building. If Landlord should fail to notify Tenant in writing of such election within the aforesaid thirty (30) day period, Landlord shall be deemed to have elected option (iii) above. Tenant agrees to reimburse Landlord for legal fees and any other reasonable costs incurred by Landlord in connection with any permitted assignment or sublease. Tenant shall deliver to Landlord copies of all documents executed in connection with any permitted assignment or subletting, which documents shall be in form and substance reasonably satisfactory to
Landlord and which shall require any assignee to assume performance of all terms of this Lease to be performed by Tenant or any subtenant to comply with all the terms of this Lease to be performed by Tenant. No acceptance by Landlord of any
Rent or any other sum of money from any assignee, sublessee or other category of transferee shall be deemed to constitute Landlord's consent to any assignment, sublease, or transfer.

Section 8.5 Any attempted assignment or sublease by Tenant in violation of the terms and provisions of this Article 8 shall be void and shall constitute a material breach of this Lease. In no event, shall any assignment, subletting or transfer, whether or not with Landlord's consent, relieve Tenant of its primary liability under this Lease for the entire Lease Term, and Tenant shall in no way be released from the full and complete performance of all the terms hereof.
Further, Tenant's continuing primary liability for the Tenant's obligations under this Lease following an assignment or sublease shall not be released, impaired or

                    LANDLORD ___________ TENANT ____________

                                       12

otherwise affected by Landlord's waiver of any provision of this Lease or
Landlord's failure to enforce any provision of this Lease. If Landlord takes possession of the Premises before the expiration of the Lease Term of this
Lease, Landlord shall have the right, at its option, to terminate all subleases, or to take over any sublease of the Premises or any portion thereof and such subtenant shall attorn to Landlord, as its landlord, under all the terms and obligations of such sublease occurring from and after such date, but excluding previous acts, omissions, negligence or defaults of Tenant and any repair or obligation in excess of available net insurance proceeds or condemnation award.

Section 8.6 In any proceeding under Title 11 of the United States Bankruptcy
Code relating to Bankruptcy, as amended (the "Bankruptcy Code"), Tenant, for itself and any Trustee in Bankruptcy or Debtor in Possession agrees as follows:

A. The Debtor in Possession or Trustee in Bankruptcy shall not be entitled to seek, request or obtain an extension of time to assume or reject this Lease pursuant to 11 U.S.C. Section 365(d)(3).

B. Adequate assurance of future performance pursuant to 11 U.S.C. Section 365(b)
by a proposed assignee of this Lease shall include, at a minimum, that: (i) the
Trustee or any other proposed assignee of this Lease shall deliver to Landlord a security deposit in an amount equal to at least three (3) months Rent accruing under the Lease; (ii) any proposed assignee of the Lease shall provide to
Landlord an audited financial statement, dated no later than six (6) months prior to the effective date of such proposed assignment or sublease with no material change therein as of the effective date, which financial statement shall show the proposed assignee to have a net worth equal to at least thirty six (36) months Rent accruing under the Lease, or, in the alternative, the proposed assignee shall provide a guarantor of such proposed assignee's obligations under the Lease, which guarantor shall provide an audited financial statement meeting the requirements of (ii) above and shall execute and deliver to Landlord a guaranty agreement in form and substance acceptable to Landlord;
and (iii) any proposed assignee shall grant to Landlord a security interest in favor of Landlord in all furniture, fixtures, and other personal property to be used by such proposed assignee in the Premises.

C. The parties agree, that for the purposes of the Bankruptcy Code relating to
(a) the obligation of the Trustee to provide adequate assurance that the Trustee will "promptly" cure defaults and compensate Landlord for actual pecuniary loss, the word "promptly" shall mean that cure of defaults and compensation will occur no later than sixty (60) days following the filing of any motion or application to assume this Lease; and (b) the obligation of the Trustee to compensate or to provide adequate assurance that the Trustee will promptly compensate Landlord for "actual pecuniary loss," the term "actual pecuniary loss" shall mean, in addition to any other provisions contained herein relating to Landlord's damages upon default, the immediate payment of all delinquent Rent and other payments due Landlord.

Section 8.7 The term "Landlord," as used in this Lease, so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners, at the time in question, of the fee title to, or a lessee's interest in a ground lease of, the Land or the Building. In the event of any transfer or conveyance of the Project by Landlord, the Landlord herein named (and in case of any subsequent transfers or conveyances, the then grantor) shall be relieved from and after the date of such transfer or conveyance of liability as respects the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed without further agreement. Nothing in this Lease shall impair
Landlord's right to sell, assign or convey the Project, the Premises or its interest therein.

                                    ARTICLE 9
                                     REPAIRS

Section 9.1 Except for ordinary wear and tear, casualty and condemnation and except as otherwise provided in Section 9.2, Landlord shall perform all maintenance and make all repairs and replacements to the Premises (including the
Leasehold Improvements) and such costs shall be included within the Operating
Cost. Nevertheless, Tenant shall pay to Landlord the actual and reasonable cost
(including a fee equal to fifteen percent (15%) of actual costs to cover
Landlord's overhead and manager) for maintenance, repairs and replacements within the Premises caused or necessitated by the willful misconduct or negligence of Tenant or its agents to the extent the cost thereof is not collectible under Landlord's insurance. Amounts payable by Tenant pursuant to this Section 9.1 shall be payable on demand after receipt of an invoice therefor from Landlord. Landlord has no obligation and has made no promise to maintain, improve, repair, decorate, or paint the Premises or any part thereof, except as specifically set forth in this Lease. Landlord shall have no obligation to maintain, repair or replace any furniture, furnishings, fixtures or personal property of Tenant.

                    LANDLORD ___________ TENANT ____________

                                       13

Section 9.2 Tenant shall keep the Premises (including the Leasehold
Improvements) in good order and in a safe, neat and clean condition. Except as provided in Section 10.1 or specifically consented to by Landlord, Tenant shall not perform any maintenance or repair work or make any replacement in or to the
Premises (including the Leasehold Improvements) but rather shall promptly notify
Landlord of the need for such maintenance, repair or replacement so that
Landlord may proceed to perform the same pursuant to the provisions of Section
9.1. In the event Landlord specifically consents to the performance of any maintenance or the making of any repairs or replacements by Tenant and Tenant fails to promptly commence and diligently pursue the performance of such maintenance or the making of such repairs or replacements, then Landlord, at its option, may perform such maintenance or make such repairs and Tenant shall reimburse Landlord, on demand after Tenant receives an invoice therefor, the actual cost thereof plus a fee equal to fifteen percent (15%) of the actual costs to cover overhead and a fee for Landlord's agent or manager.

Section 9.3 All repairs made by Tenant pursuant to Section 9.2 shall be performed in a good and workmanlike manner by contractors or other repair personnel selected by Tenant from an approved list of contractors and repair personnel maintained by Landlord in the Project's management office; provided, however, that neither Tenant nor its contractors or repair personnel shall be permitted to do any work affecting the Central Areas of the Building. In no event shall such work be done for Landlord's account or in a manner which allows any liens to be filed in violation of Article 11. To the extent any repairs involve the making of alterations to the Premises, Tenant shall comply with the provisions of Article 10.

Section 9.4 Subject to the other provisions of this Lease imposing obligations regarding repair upon Tenant, Landlord shall repair all machinery and equipment necessary to provide the services of Landlord described in Article 7 (provided that Tenant shall pay the costs of any repair to such systems or any part thereof damaged by the negligence or willful misconduct of Tenant or Tenant's employees, customers, clients, agents, licensees and invitees) and for repair of all portions of the Project which do not comprise a part of the Premises and are not leased to others.

                                   ARTICLE 10
                                   ALTERATIONS

Section 10.1 Tenant shall not make any alterations or renovations to the
Premises without first obtaining Landlord's written consent in each instance.
Consent for merely "cosmetic" alterations is not required. If Landlord unreasonably withholds its consent after having been provided with full information and details as herein required, then Tenant may, as its sole remedy and at its sole cost and risk, proceed with the alteration or renovation at its sole risk and expense utilizing a contractor approved by Landlord as provided herein. Landlord shall not be deemed unreasonable by refusing to consent to any alteration which: (i) is or may be visible from the exterior of the Building or the Project, (ii) which may affect the building structure, exterior, load bearing members, walls, stairwells, escalators, or any electrical, mechanical,
HVAC communication, alarm or other systems and equipment in the Building or
Project or which are prohibited by any underlying ground lease or mortgage.
Should Tenant desire to make any alterations to the Premises, Tenant shall submit all plans and specifications for such proposed alterations to Landlord for Landlord's review before Tenant allows any such work to commence, and
Landlord shall approve or disapprove such plans and specifications for any of the reasons set forth in this Section 10.1 or for any other reason reasonably deemed sufficient by Landlord. Tenant shall select and use only contractors, subcontractors or other repair personnel from those listed on Landlord's approved list maintained by Landlord in the Project management office or otherwise approved by Landlord. Upon Tenant's receipt of written approval from
Landlord and any required approval of any mortgagee or lessor of Landlord, and upon Tenant's payment to Landlord of (a) a reasonable fee prescribed by Landlord for the work of Landlord and Landlord's employees and representatives in reviewing and approving such plans and specifications and (b) the fees, if any charged by any mortgagee or lessor of Landlord for such review and approval,
Tenant shall have the right to proceed with the construction of all approved alterations, but only so long as such alterations are in strict compliance with the plans and specifications so approved by Landlord and with the provisions of this Article 10. All alterations, whether directly or indirectly caused or necessitated by Tenant's alteration, shall be made at Tenant's sole cost and expense, either by Tenant's contractors or, at Landlord's option, by Landlord on terms reasonably satisfactory to Tenant, including a fee of fifteen percent
(15%) of the actual costs of such work to cover Landlord's overhead and a fee for Landlord's agent or manager in supervising and coordinating such work. If
Tenant's contractor performs such work, a fee of seven and one-half percent
(7.5%) of the actual costs of such work shall be paid to Landlord as a fee for
Landlord's agent or manager in supervising and coordinating such work to cover overhead and a fee for Landlord's agent or manager for supervising and coordinating such work. In no event, however, shall anyone other than Landlord or Landlord's employees or representatives perform work to be done which affects the Central Areas of the Building.

                    LANDLORD ___________ TENANT ____________

                                       14

Section 10.2 All construction, alterations and repair work done by or for Tenant shall (a) be performed in such a manner as to maintain harmonious labor relations; (b) not adversely affect the safety of the Project, the Building or the Premises or the systems thereof and not affect the Central Areas of the
Building; (c) comply with all building, safety, fire, plumbing, electrical, and other codes and governmental and insurance requirements; (d) not result in any usage in excess of building standard of water, electricity, gas, or other utilities or of heating, ventilating or air-conditioning (either during or after such work) unless prior written arrangements satisfactory to Landlord are made with respect thereto; (e) be completed promptly and in a good and workmanlike manner and in compliance with, and subject to, all of the provisions of Article
F of Exhibit "C" hereof; and (f) not disturb Landlord or other tenants in the
Building. After completion of any alterations to the Premises, Tenant will deliver to Landlord a copy of "as built" plans and specifications depicting and describing such alterations.

Section 10.3 All Leasehold Improvements, alterations and other physical additions made to or installed by or for Tenant in the Premises shall be and remain Landlord's property (except for Tenant's furniture, personal property and movable trade fixtures) and shall not be removed without Landlord's written consent. Tenant agrees to remove, at its sole cost and expense, all of Tenant's furniture, personal property and movable trade fixtures, and, if directed to or permitted to do so by Landlord in writing, all, or any part of, the Leasehold
Improvements, alterations and other physical additions made by or on behalf of
Tenant to the Premises (including, without limitation, all cabling and wiring for computer systems, telephones and the like whether located above the finished ceiling or underneath the floor), on or before the Expiration Date or any earlier date of termination of this Lease. Tenant shall repair, or promptly reimburse Landlord for the cost of repairing all damage done to the Premises or the Building by such removal. Any Leasehold Improvements, alterations or physical additions made by or on behalf of Tenant which Landlord does not direct or permit Tenant to remove at any time during or at the end of the Lease Term shall become the property of Landlord at the end of the Lease Term without any payment to Tenant. If Tenant fails to remove any of Tenant's furniture, personal property or movable trade fixtures by the Expiration Date or any sooner date of termination of the Lease or, if Tenant fails to remove any Leasehold
Improvements, alterations and other physical additions made by Tenant to the
Premises which Landlord has in writing directed Tenant to remove (including, without limitation, all cabling and wiring for computer systems, telephones and the like whether located above the finished ceiling or underneath the floor),
Landlord shall have the right, on the fifth (5th) day after Landlord's delivery of written notice to Tenant to deem such property abandoned by Tenant and to remove, store, sell, discard or otherwise deal with or dispose of such abandoned property in a commercially reasonable manner. Tenant shall be liable for all costs of such disposition of Tenant's abandoned property, and Landlord shall have no liability to Tenant in any respect regarding such property of Tenant.
The provisions of this Section 10.3 shall survive the expiration or any earlier termination of this Lease. Tenant hereby appoints Landlord as the attorney-in-fact for Tenant and authorizes Landlord, as such attorney-in-fact, to execute on behalf of Tenant any bill of sale or other document which Landlord may deem necessary to evidence the conveyance of such property, and authorizes
Landlord, as such attorney-in-fact, to execute on behalf of Tenant any bill of sale or other document which Landlord may deem necessary to evidence the conveyance of such property.

                                   ARTICLE 11
                                      LIENS

Tenant shall keep the Project, the Building and the Premises and Landlord's
interest therein from any liens arising from any work performed, materials furnished, or obligations incurred by, or on behalf of Tenant (other than by
Landlord pursuant to Exhibit "C"). Notice is hereby given that neither Landlord nor any mortgagee or lessor of Landlord shall be liable for any labor or materials furnished to Tenant except as furnished to Tenant by Landlord pursuant to Exhibit "C". If any lien is filed for such work or materials, such lien shall encumber only Tenant's interest in Leasehold Improvements on the Premises.
Within ten (10) days after Tenant learns of the filing of any such lien, Tenant shall notify Landlord of such lien and shall either pay and discharge such lien or post a bond sufficient under the laws of the State of Georgia to discharge the Project from such lien and any penalties, interest, attorneys' fees, court costs, and other legal expenses in connection therewith. If Tenant fails to so discharge or bond such lien within ten (10) calendar days after written demand from Landlord, Landlord shall have the right, at Landlord's option, to pay the full amount of such lien without inquiry into the validity thereof, and Landlord shall be promptly reimbursed by Tenant, as Additional Rent, for all amounts so paid by Landlord, including expenses, interest, and attorneys' fees.

                    LANDLORD ___________ TENANT ____________

                                       15

                                   ARTICLE 12
                          USE AND COMPLIANCE WITH LAWS

Section 12.1 Tenant may use the Premises for executive, professional and administrative offices for the conduct of Tenant's business in accordance with the provisions of this Lease, and for no other purpose. Provided, further, that no medical, dental or other professional office of a health care provider may be operated in the Premises and no governmental or quasi governmental agency office may be operated in the Premises unless, in either case, this Lease expressly grants permission for such use or Landlord consents to same in writing. Tenant shall use and maintain the Premises in a clean, careful, safe, lawful and proper manner and shall not allow within the Premises, any offensive noise, odor, conduct or private or public nuisance or permit Tenant's employees, agents, licensees or invitees to create a public or private nuisance or act in a disorderly manner within the Building or in the Project. Any statement as to the particular nature of the business to be conducted by Tenant in the Premises shall not constitute a representation or warranty by Landlord that such business or uses are lawful, except that Landlord represents that any certificate of occupancy issued with respect to the Premises shall allow use for executive and administrative offices.

Section 12.2 Tenant shall, at Tenant's sole expense, (a) comply with all laws, orders, ordinances, and regulations of federal, state, county, and municipal authorities having jurisdiction over the Premises, including, without limitation, the Americans With Disabilities Act, (b) comply with any directive, order or citation made pursuant to law by any public officer requiring abatement of any nuisance or which imposes upon Landlord or Tenant any duty or obligation arising from Tenant's occupancy or use of the Premises or from conditions which have been created by or at the request or insistence of Tenant, or required by reason of a breach of any of Tenant's obligations hereunder or by or through other fault of Tenant, (c) comply with all insurance requirements applicable to the Premises and (d) indemnify and hold Landlord harmless from any loss, cost, claim or expense which Landlord incurs or suffers by reason of Tenant's failure to comply with its obligations under clauses (a), (b) or (c) above. If Tenant receives notice of any such directive, order or citation or of any violation of any law, order, ordinance, regulation or any insurance requirement, Tenant shall promptly notify Landlord in writing of such alleged violation and furnish
Landlord with a copy of such notice.

Section 12.3 Tenant shall not use or permit the use of the Premises or any portion of the Project for the storage, treatment, use, production or disposal of any hazardous substances or hazardous waste (as those terms are defined under
CERCLA or RCRA or any other applicable federal, state or local environmental protection laws). Tenant does hereby indemnify and hold Landlord harmless from and against any and all damage to any property, penalties, expenses, claims, losses or liabilities or injury to or death of any person as a result of
Tenant's violation of the foregoing provision. Tenant's indemnity shall include the obligation to reimburse Landlord for any and all costs and expenses
(including reasonable attorneys' fees) incurred by Landlord, its agents or employees as a result of Tenant's violation.

                                   ARTICLE 13
                              DEFAULT AND REMEDIES

Section 13.1 The occurrence of any one or more of the following events shall constitute an "Event of Default" (herein so called) of Tenant under this Lease:
(a) if Tenant fails to pay any Rent hereunder as within five (5) days after it becomes due and such failure shall continue for more than five (5) days after
Landlord gives Tenant notice of past due Rent; provided, however that if rent has been received after its due date and Landlord has given written notice of default for non-payment of Rent at any time during the twelve (12) month period before the occurrence of a rent delinquency, then no notice of default shall be required, and Landlord may treat the delinquency in Rent as an Event of Default without further notice (it being intended that Tenant's right to be given default notice for non-payment shall exist only once during a twelve (12) month period) or (b) if the Premises become vacant, deserted, or abandoned for more than thirty (30) consecutive business days (unless due to damage or destruction of the Premises) or if Tenant fails to take Possession of the Premises on the
Commencement Date or promptly thereafter; or (c) if Tenant violates the provisions of Article 8 by attempting to make an unpermitted assignment or sublease; or (d) if Tenant fails to maintain in force all policies of insurance required by this Lease and such failure shall continue for more than ten (10)
days after Landlord gives Tenant notice of such failure; or (e) if any petition is filed by or against Tenant or any guarantor of this Lease under any present or future section or chapter of the Bankruptcy Code, or under any similar law or statute of the United States or any state thereof (which, in the case of an involuntary proceeding, is not permanently discharged, dismissed, stayed, or vacated, as the case may be, within sixty (60) days of commencement), or if any order for relief shall be entered against Tenant or any guarantor of this Lease in any such proceedings; or (f) if Tenant or any guarantor of this Lease becomes insolvent or makes a transfer in fraud of creditors or makes an assignment for the benefit of creditors; or (g) if a receiver, custodian, or trustee is appointed for the Premises or for all or substantially all of the assets of
Tenant or of any guarantor of this Lease, which appointment is not vacated within sixty (60)

                    LANDLORD ___________ TENANT ____________

                                       16

days following the date of such appointment; or (h) if Tenant fails to perform or observe any other terms of this Lease and such failure shall continue for more than twenty (20) days after Landlord gives Tenant notice of such failure, or, if such failure cannot reasonably be corrected within said twenty (20) day period, if Tenant does not commence to correct such default period and thereafter diligently prosecute the correction of same to completion within a reasonable time (not to exceed ninety (90) days from the notice) and prior to the time a failure to complete such correction could cause Landlord to be subject to prosecution for violation of any law, rule, ordinance or regulation or causes, or could cause a default under any mortgage, underlying lease, other tenant lease or other agreements applicable to the Project.

Section 13.2 Upon the occurrence of any Event of Default, Landlord shall have the right, at Landlord's option, to elect to do any one or more of the following without further notice or demand to Tenant: (a) terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord, and, if
Tenant fails to so surrender, Landlord shall have the right, without notice, to enter upon and take possession of the Premises and to expel or remove Tenant and its effects without being liable for prosecution or any claim for damages therefor; and Tenant shall, and hereby agrees to, indemnify Landlord for all loss and damage which Landlord suffers by reason of such termination, including damages in an amount equal to the total of (1) the costs of recovering the
Premises and all other expenses incurred by Landlord in connection with Tenant's default; (2) the unpaid Rent earned as of the date of termination, plus interest at the Interest Rate; (3) all other sums of money and damages owing by Tenant to
Landlord; or (b) enter upon and take possession of the Premises without terminating this Lease and without being liable to prosecution or any claim for damages therefor, and, if Landlord elects, relet the Premises on such terms as
Landlord deems advisable, in which event Tenant shall pay to Landlord on demand the cost of repossession, renovating, repairing and altering the Premises for a new tenant or tenants and any broker's commission incurred with respect to obtaining such new tenants, and Tenant shall be liable to Landlord for any deficiency between the Rent payable hereunder and the rent paid under such reletting; provided, however, that Tenant shall not be entitled to any excess payments received by Landlord from such reletting. Landlord's failure to relet the Premises shall not release or affect Tenant's liability for Rent or for damages; or (c) enter the Premises without terminating this Lease and without being liable for prosecution or any claim for damages therefor and maintain the
Premises and repair or replace any damage thereto or do anything for which
Tenant is responsible hereunder. Tenant shall reimburse Landlord immediately upon demand for any expenses which Landlord incurs in thus effecting Tenant's compliance under this Lease, and Landlord shall not be liable to Tenant for any damages with respect thereto.

Section 13.3 No agreement to accept a surrender of the Premises and no act or omission by Landlord or Landlord's agents during the Lease Term shall constitute an acceptance or surrender of the Premises unless made in writing and signed by
Landlord. No re-entry or taking possession of the Premises by Landlord shall constitute an election by Landlord to terminate this Lease unless a written notice of such intention is given to Tenant. No provision of this Lease shall be construed as an obligation upon Landlord to re-let or to mitigate Landlord's damages under the Lease.

Section 13.4 No provision of this Lease shall be deemed to have been waived by
Landlord unless such waiver is in writing and signed by Landlord. Landlord's acceptance of Rent following an Event of Default hereunder shall not be construed as a waiver of such Event of Default. No custom or practice which may exist between the parties in connection with the terms of this Lease shall be construed to waive Landlord's right to insist upon strict performance of the terms of this Lease.

Section 13.5 The rights granted to Landlord in this Article 13 shall be cumulative of every other right or remedy provided in this Lease or which
Landlord may otherwise have at law or in equity, and the exercise of one or more rights or remedies shall not constitute an election of remedies, prejudice or impair the concurrent or subsequent exercise of other rights or remedies or a waiver of Rent or damages accruing to Landlord by reason of any Event of Default under this Lease. Tenant agrees to pay to Landlord all costs and expenses incurred by Landlord in the enforcement of this Lease, including all reasonable attorneys' fees incurred in connection with the collection of any sums due hereunder or the enforcement of any right or remedy of Landlord.

                                   ARTICLE 14
                                    INSURANCE

Section 14. 1 A. Tenant, at its sole expense, shall obtain and keep in force during the Lease Term the following insurance: (a) "All Risk" insurance insuring the Leasehold Improvements, Tenant's interest in the Premises and all property located in the Premises, including furniture, equipment, fittings, installations, fixtures, supplies and any other personal property, leasehold improvements and alterations ("Tenant's

                    LANDLORD ___________ TENANT ____________

                                       17

Property"), in an amount equal to the full replacement value, it being understood that no lack or inadequacy of insurance by Tenant shall in any event make Landlord subject to any claim by virtue of any theft of or loss or damage to any uninsured or inadequately insured property; (b) Business Interruption insurance in the amount that will reimburse Tenant for direct or indirect loss of earnings attributable to all perils insured against under Section 14.1 (a) or attributable to the prevention of access to the Premises by civil authority; and
sufficient to reimburse Tenant for Rent in the event of a casualty to, or temporary taking of, the Building or the Premises; (c) Commercial general liability insurance written on an occurrence basis including personal injury, bodily injury, broad form property damage, operations hazard, owner's protective coverage, contractual liability, with a cross liability clause and a severability of interests clause to cover Tenant's indemnities set forth herein, and products and completed operations liability, in limits not less than
$1,000,000.00 inclusive per occurrence or such higher limits as any mortagee or lessor of Landlord may require from time to time during the Lease Term; (d)
Worker's Compensation and Employer's Liability insurance, with a waiver of subrogation endorsement, in form and amount as required by applicable law; and
(e) In the event Tenant performs any repairs or alterations in the Premises,
Builder's Risk insurance on an "All Risk" basis (including collapse) on a completed value (non-reporting) form for full replacement value covering all work incorporated in the Building and all materials and equipment in or about the Premises; (f) Tenant's "All Risk" Legal Liability insurance for the replacement cost value of the Premises; and (g) any other form or forms of insurance or any changes or endorsements to the insurance required herein as
Landlord, or any mortgagee or lessor of Landlord may require, from time to time, in form or in amount.

B. Tenant shall have the right to include the insurance required by Section 14.
1 A. under Tenant's policies of "blanket insurance," provided that no other loss which may also be insured by such blanket insurance shall affect the insurance coverages required hereby and further provided that Tenant delivers to Landlord a certificate specifically stating that such coverages apply to Landlord, the
Premises and the Project. All such policies of insurance or certificates thereof shall name Landlord, Landlord's manager, and all mortgagees and lessors of
Landlord, of which Tenant has been notified, as additional insureds, all as their respective interest may appear. All such policies or certificates shall be issued by insurers acceptable to Landlord and in a form satisfactory to
Landlord. Tenant shall deliver to Landlord certificates with copies of policies, together with satisfactory evidence of payment of premiums for such policies, by the Commencement Date and, with respect to renewals of such policies, not later than thirty (30) days prior to the end of the expiring term of coverage. Upon
Landlord's request Tenant shall deliver to Landlord certified copies of such policies. All policies of insurance shall be primary and Tenant shall not carry any separate or additional insurance concurrent in form or contributing in the event of any loss or damage with any insurance required to be maintained by
Tenant under this Lease. All such policies and certificates shall contain an agreement by the insurers that the policies will not be invalidated as they affect the interests of Landlord and Landlord's mortgagees by reason of any breach or violation of warranties, representations, declarations or conditions contained in the policies and that the insurers shall notify Landlord and any mortgagee or lessor of Landlord in writing, by Registered U.S. mail, return receipt requested, not less than forty-rive (45) days before any material change, reduction in coverage, cancellation, including cancellation for non-payment of premium, or other termination thereof or change therein and shall include a clause or endorsement denying the insurer any rights or subrogation against Landlord, if such clause or endorsement is available without additional cost to Tenant.

Section 14.2 Landlord shall insure the Building against damage with casualty and commercial general liability insurance, all in such amounts and with such deductible as Landlord reasonably deems appropriate. Notwithstanding any contribution by Tenant to the cost of insurance premiums, as provided hereinabove, Landlord shall not be required to carry insurance of any kind on
Tenant's Property, and Tenant hereby agrees that Tenant shall have no right to receive any proceeds from any insurance policies carried by Landlord.

Section 14.3 Tenant shall not knowingly conduct or permit to be conducted in the
Premises any activity, or place any equipment in or about the Premises or the
Building, which will invalidate the insurance coverage in effect or increase the rate of casualty insurance or other insurance on the Premises or the Building, and Tenant shall comply with all requirements and regulations of Landlord's casualty and liability insurer. If any invalidation of coverage or increase in the rate of casualty insurance or other insurance occurs or is threatened by any insurance company due to any act or omission by Tenant, or its agents, employees, representatives, or contractors, such statement or threat shall be conclusive evidence that the increase in such rate is due to such act of Tenant or the contents or equipment in or about the Premises, and, as a result thereof,
Tenant shall be liable for such increase and such amount shall be considered
Additional Rent payable with the next monthly installment of Base Rent due under this Lease. In no event shall Tenant introduce or permit to be kept on the
Premises or brought into the Building any dangerous, noxious, radioactive or explosive substance.

                    LANDLORD ___________ TENANT ____________

                                       18

Section 14.4 Landlord and Tenant each hereby waive any right of subrogation and right of recovery or cause of action for injury or loss to the extent that such injury or loss is covered by fire, extended coverage, "All Risk" or similar policies covering real property or personal property (or which would have been covered if Tenant was carrying the insurance required by this Lease). Said waivers shall be in addition to, and not in limitation or derogation or, any other waiver or release contained in this Lease. Written notice of the terms of the above mutual waivers shall be given to the insurance carriers of Landlord and Tenant and the parties' insurance policies shall be properly endorsed, if necessary, to prevent the invalidation of said policies by reason of such waivers.

                                   ARTICLE 15
                          DAMAGE BY FIRE OR OTHER CAUSE

Section 15.1 If the Building or any portion thereof is damaged or destroyed by any casualty to the extent that, in Landlord's reasonable judgment, (i) repair of such damage or destruction would not be economically feasible, or (b) the damage or destruction to the Building cannot be repaired within three hundred sixty (360) days after the date of such damage or destruction, or (ii) if the proceeds from insurance remaining after any required payment to any mortgagee or lessor of Landlord are insufficient to repair such damage or destruction,
Landlord shall have the right, at Landlord's option, to terminate this Lease by giving Tenant notice of such termination, within sixty (60) days after the date of such damage or destruction.

Section 15.2 If the Premises or any portion thereof is damaged or destroyed by any casualty against which Tenant is required to be insured under Section 14.1, and if, in Landlord's reasonable opinion, the Premises cannot be rebuilt or made fit for Tenant's purposes within one hundred eighty days (180) after the date of such damage or destruction, or if the proceeds from the insurance Tenant is required to maintain pursuant to Article 14 hereof (or the amount of proceeds which would have been available if Tenant was carrying such insurance) are insufficient to repair such damage or destruction, then either Landlord or
Tenant shall have the right, at its option, to terminate this Lease by giving the other written notice within sixty (60) days after such damage or destruction.

Section 15.3 In the event of partial destruction or damage to the Building or the Premises which is not subject to Section 15.1 or 15.2 or which is subject to
Section 15.1 or 15.2 but the applicable party (or parties) does not elect to terminate the Lease, but which renders the Premises partially but not wholly untenantable, this Lease shall not terminate and Rent shall be abated in proportion to the area of the Premises which, in Landlord's reasonable opinion, cannot be used or occupied by Tenant as a result of such casualty. Landlord shall in such event, within a reasonable time after the date of such destruction or damage, subject to force majeure (as defined in Section 25.6) or to Tenant
Delay and to the extent and availability of insurance proceeds, restore the
Premises to as near the same condition as existed prior to such partial damage or destruction, provided that Tenant pays to Landlord Tenant's insurance proceeds as required in Section 15.5. In no event shall Rent abate or shall any termination occur if damage to or destruction of the Premises is the result of the negligence or willful act of Tenant, or Tenant's agents, employees, representatives, contractors, successors, assigns, licensees or invitees.

Section 15.4 If the Building or the Premises or any material portion thereof is destroyed by fire or other causes at any time during the last year of the Lease
Term, then either Landlord or Tenant shall have the right, at the option of either party, to terminate this Lease by giving written notice to the other within sixty (60) days after the date of such destruction.

Section 15.5 Landlord shall have no liability to Tenant for inconvenience, loss of business, or annoyance arising from any repair of any portion of the Premises or the Building. If Landlord is required by this Lease or by any mortgagee or lessor of Landlord to repair or if Landlord undertakes to repair, Tenant shall pay to Landlord that amount of Tenant's insurance proceeds (or the amount which would have been received by Tenant if Tenant was carrying the insurance required by this Lease) which insures such damage as a contribution towards such repair, and Landlord shall use reasonable efforts to have such repairs made promptly and in a manner which will not unnecessarily interfere with Tenant's occupancy.

Section 15.6 In the event of termination of this Lease pursuant to Sections
15.1, 15.2, or 15.4, then all Rent shall be apportioned and paid to the date on which possession is relinquished or the date of such damage, whichever last occurs, and Tenant shall immediately vacate the Premises according to such notice of termination provided, however, that those, provisions of this Lease which are designated to cover matters of termination and the period thereafter shall survive the termination.

                    LANDLORD ___________ TENANT ____________

                                       19

                                   ARTICLE 16
                                  CONDEMNATION

Section 16.1 In the event the whole or substantially the whole of the Building or the Premises are taken or condemned by eminent domain or by any conveyance in lieu thereof (such taking, condemnation or conveyance in lieu thereof being hereinafter referred to as "condemnation"), the Lease Term shall cease and this
Lease shall terminate on the earlier of the date the condemning authority takes possession or the date title vests in the condemning authority.

Section 16.2 In the event any portion of the Building shall be taken by condemnation (whether or not such taking includes any portion of the Premises), which taking, in Landlord's judgment, is such that the Building cannot be restored in an economically feasible manner for use substantially as originally designed, then Landlord shall have the right, at Landlord's option, to terminate this Lease, effective as of the date specified by Landlord in a written notice of termination from Landlord to Tenant.

Section 16.3 In the event any portion of the Parking Facilities shall be taken by condemnation, which taking in Landlord's judgment is such that the Parking
Facilities cannot be restored in an economically feasible manner for use substantially as originally designed, including in such consideration the possible use of additional parking facilities in the vicinity of the Building, then Landlord shall have the right, at Landlord's option, to terminate this
Lease, effective as of the date specified by Landlord in a written notice of termination from Landlord to Tenant.

Section 16.4 In the event that a portion, but less than substantially the whole of the Premises shall be taken by condemnation, then either party may terminate this Lease, by written notice to the other given no later than ten (10) days after the date the condemning authority takes possession.

Section 16.5 In the event of termination of this Lease pursuant to the provisions of Article 16, the Rent shall be apportioned as of such date of termination; provided, however, that those provisions of this Lease which are designated to cover matters of termination and the period thereafter shall survive the termination hereof.

Section 16.6 All compensation awarded or paid upon a condemnation of any portion of the Project shall belong to and be the property of Landlord without participation by Tenant, and Tenant shall have no claim against Landlord or against the condemning authority for the value of its interest under this Lease or for the value of the Lease over the unexpired term. Nothing herein shall be construed, however, to preclude Tenant from prosecuting any claim directly against the condemning authority for loss of business, loss of good will, moving expenses, damage to, and cost of removal of, trade fixtures and personal property belonging to Tenant; provided, however, that Tenant shall make no claim which shall diminish or adversely affect any award claimed or received by
Landlord.

Section 16.7 If any portion of the Project other than the Building is taken by condemnation or if the temporary use or occupancy of all or any part of the
Premises shall be taken by condemnation during the Lease Term, this Lease shall be and remain unaffected by such condemnation, and Tenant shall continue to pay in full the Rent payable hereunder. In the event of any such temporary taking for use or occupancy of all or any part of the Premises, Tenant shall be entitled to appear, claim, prove and receive the portion of the award for such taking that represents compensation for use or occupancy of the Premises during the Lease Term and Landlord shall be entitled to appear, claim, prove and receive the portion of the award that represents the cost of restoration of the
Premises and the use or occupancy of the Premises after the end of the Lease
Term hereof. In the event of any such condemnation of any portion of the Project other than the Building, Landlord shall be entitled to appear, claim, prove and receive all of that award. This Lease shall not be terminated by any partial or temporary condemnation except as provided in this Article 16.

                                   ARTICLE 17
                                 INDEMNIFICATION

Section 17.1 Tenant hereby waives all claims against Landlord for damage to any property or injury to, or death of, any person in, upon, or about the Project, including the Premises, arising at any time and from any cause other than solely by reason of the negligence or willful misconduct of Landlord, its agents, employees, representatives, or contractors. Tenant shall, and hereby agrees to, indemnify and hold Landlord harmless from any damage to any property or injury to, or death of, any person arising from the use or occupancy of the Common
Areas and the Premises by Tenant, its agents, employees, representatives, contractors,

                    LANDLORD ___________ TENANT ____________

                                       20

successors, assigns, licensees, or invitees, unless such damage is caused solely by the negligence or willful misconduct of Landlord, its agents, employees, representatives, or contractors. Without limiting the generality of the foregoing, Landlord shall not be liable for any injury or damage to persons or property resulting from the condition or design of, or any defect in, Building or its mechanical systems or equipment which may exist or occur or from any fire, explosion, falling plaster, steam, gas, electricity, water, rain, flood, snow, or leaks from any part of the Premises or from the pipes, appliances, plumbing works, roof, or subsurface of any floor or ceiling, or from the street or any other place, or by dampness or by any other similar cause unless the same is caused solely by the negligence or willful misconduct of Landlord, its agents, employees, representatives or contractors. Landlord shall not be liable for any such damage caused by other tenants or persons in the Building or by occupants of adjacent property thereto, or by the public, or caused by construction (unless caused solely by the negligence or willful misconduct of
Landlord) or by any private, public or quasi-public work. Tenant, for itself and its agents, employees, representatives, contractors, successors, assigns, invitees and licensees, expressly assumes all risks of injury or damage to person or property, whether proximate or remote, resulting from the condition of the Project or any part thereof. Tenant's foregoing indemnity shall include attorneys' fees, investigation costs, and all other reasonable costs and expenses incurred by Landlord in connection therewith. The provisions of this
Article 17 shall survive the expiration or termination of this Lease with respect to any damage, injury, or death occurring before such expiration or termination. If Landlord is made a party to any litigation commenced by or against Tenant or relating to this Lease or to the Premises, and provided that in any such litigation Landlord is not finally adjudicated to be solely at fault, then Tenant shall pay all costs and expenses, including attorneys' fees and court costs, incurred by or imposed upon Landlord because of any such litigation, and the amount of all such costs and expenses, including attorneys'
fees and court coats, shall be a demand obligation owing by Tenant to Landlord.
Notwithstanding anything in this Article 17 to the contrary, Landlord shall not be liable to Tenant for any claims resulting from the negligence or willful misconduct of Landlord, its agents, employees, representatives, or contractors to the extent such claims are covered by the types of insurance Tenant is to maintain pursuant to Section 14.1.

Section 17.2 Landlord shall, and hereby agrees to, indemnify and hold Tenant harmless from any damages in connection with loss of life, bodily or personal injury or property damage arising from any occurrence in the Common Areas of the
Project when not solely the result of the negligence or willful misconduct of
Tenant, and all willful or negligent acts of Landlord and Landlord's employees.

                                   ARTICLE 18
                     SUBORDINATION AND ESTOPPEL CERTIFICATES

Section 18.1 This Lease and all rights of Tenant hereunder are subject and subordinate to all underlying or ground leases now or hereafter in existence, and to any supplements, amendments, modifications, and extensions of such leases heretofore or hereafter made and to any deeds to secure debt, deeds of trust, mortgages, or other security instruments which now or hereafter cover all or any portion of the Building or the Project or any interest of Landlord therein, and to any advances made on the security thereof, and to any increases, renewals, modifications, consolidations, replacements, and extensions of any of such mortgages. This provision shall be self-operative and no further instrument shall be required to effect such subordination of this Lease. Upon demand, however, Tenant shall execute, acknowledge, and deliver to Landlord any further instruments and certificate evidencing such subordination as Landlord and any mortgagee or lessor of Landlord shall reasonably require, and if Tenant fails to so execute, acknowledge and deliver such instruments within ten (10) days after
Landlord's request, Landlord is hereby empowered to do so in Tenant's name and on Tenant's behalf; Tenant hereby irrevocably appoints Landlord as Tenant's agent and attorney-in-fact for the purpose of executing, acknowledging, and delivering any such instruments and certificates. Tenant shall not unreasonably withhold, delay, or defer its written consent to reasonable modifications in this Lease which are a condition of any construction, interim or permanent financing for the Project or any reciprocal easement agreement with facilities in the vicinity of the Building, provided that such modifications do not increase the obligations of Tenant hereunder or materially and adversely affect
Tenant's use and enjoyment of the Premises.

Section 18.2 Notwithstanding Section 18.1, any mortgagee or lessor of Landlord shall have the right at any time to subordinate any such mortgage or underlying lease to this Lease, or to any of the provisions hereof, on such terms and subject to such conditions as such mortgagee or lessor of Landlord may consider appropriate in its discretion. At any time, before, during or after the institution of any proceedings for the foreclosure of any such mortgage, or the sale of the Building under any such mortgage, or the termination of any underlying lease, Tenant shall, upon request of such mortgagee or any person or entities succeeding to the interest of such mortgagee or the purchaser at any foreclosure sale ("Successor Landlord"), automatically become the Tenant (or if the Premises has been validly subleased, the subtenant) of the

                    LANDLORD ___________ TENANT ____________

                                       21

Successor Landlord, without change in the terms or other provisions of this
Lease (or, in the case of a permitted sublease, without change in this Lease or in the instrument setting forth the terms of such sublease); provided, however, that the Successor Landlord shall not be (i) bound by any payment made by Tenant of Rent or Additional Rent for more than one (1) month in advance, except for a
Security Deposit previously paid to Landlord (and then only if such Security
Deposit has been deposited with and is under the control of the Successor
Landlord), (ii) bound by any termination, modification, amendment or surrender of the Lease done without the Successor Landlord's consent, (iii) liable for any damages or subject to any offset or defense by Tenant to the payment of Rent by reason of any act or omission of any prior landlord (including Landlord), or
(iv) personally or corporately liable, in any event, beyond the limitations on landlord liability set forth in Section 25.5 of this Lease. This agreement of
Tenant to attorn to a Successor Landlord shall survive any such foreclosure sale, trustee's sale conveyance in lieu thereof or termination of any underlying lease. Tenant shall upon demand at any time, before or after any such foreclosure or termination execute, acknowledge, and deliver to the Successor
Landlord any written instruments and certificates evidencing such attornment as such Successor Landlord may reasonably require; provided, however, that Landlord shall use its reasonable efforts to require that such agreement provide that upon such attornment as long as Tenant is not in default hereunder, Tenant's possession of the Premises under this Lease shall not be disturbed.

Section 18.3 Tenant shall, from time to time, within ten (10) days after request from Landlord, or from any mortgagee or lessor of Landlord, execute, acknowledge and deliver in recordable form a certificate certifying, to the extent true, that this Lease is in full force and effect and unmodified (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications); that the Lease Term has commenced and setting forth the full amount of the Rent then accruing hereunder; the dates to which the Rent has been paid; that Tenant has accepted possession of the Premises and that any improvements required by the terms of this Lease to be made by Landlord have been completed to the satisfaction of Tenant; the amount, if any, that Tenant has paid to Landlord as a Security Deposit; that no Rent under this Lease has been paid more than thirty (30) days in advance of its due date; that the address for notices to be sent to Tenant is as set forth in this Lease (or has been changed by notice duly given and is as set forth in the certificate); that
Tenant, as of the date of such certificate, has no charge, lien, or claim of offset under this Lease or otherwise against Rent or other charges due or to become due hereunder; that, to the knowledge of Tenant, Landlord is not then in default under this Lease; and such other matters as may be reasonably requested by Landlord or any mortgagee or lessor of Landlord. Any such certificate may be relied upon by Landlord, any Successor Landlord, or any mortgagee or lessor of
Landlord. Landlord agrees periodically to furnish, when reasonably requested in writing by Tenant, certificates signed by Landlord containing information similar to the foregoing information.

Section 18.4 No act or failure to act on the part of Landlord which would entitle Tenant under the terms of this Lease, or by law, to be relieved of
Tenant's obligations hereunder or to terminate this Lease, shall result in a release of such obligations or a termination of this Lease unless (a) Tenant has given notice by registered or certified mail to any mortgagee or lessor of
Landlord whose address shall have been furnished to Tenant, and (b) Tenant offers such mortgagee or lessor of Landlord a reasonable opportunity to cure the default, including time to obtain possession of the Premises by power of sale or judicial foreclosure, if such should prove necessary to effect a cure.

                                   ARTICLE 19
                            SURRENDER OF THE PREMISES

         Upon the Expiration Date or earlier termination of this Lease, or upon any re-entry of the Premises by Landlord without terminating this Lease pursuant to Section 13.2(b), Tenant, at Tenant's sole cost and expense, shall peacefully vacate and surrender the Premises to Landlord in good order, broom clean and in the same condition as at the beginning of the Lease Term or as the Premises may thereafter have been improved by Landlord or Tenant (provided that Tenant's improvements were made with Landlord's consent), reasonable use and wear thereof and repairs which are Landlord's obligations under Articles 9, 15 and 16 only excepted, and Tenant shall remove all of Tenant's Property (including, without limitation, all cabling and wiring for computer systems, telephones and the like whether located above the finished ceiling or underneath the floor), repair any damage resulting from such removal, and turn over all keys for the Premises to
Landlord. Should Tenant continue to hold the Premises after the expiration or earlier termination of this Lease, such holding over, unless otherwise agreed to by Landlord in writing, shall constitute and be construed as a tenancy at sufferance at monthly installments of Rent equal to one hundred fifty percent
(150%) of the monthly portion of Rent in effect as of the date of expiration or earlier termination, and subject to all of the other terms, charges and expenses set forth herein except any right to renew this Lease or to expand the Premises or any right to additional services. The foregoing sentence shall

                    LANDLORD ___________ TENANT ____________

                                       22

in no event be construed to permit such holding over without Landlord's consent.
Tenant shall also be liable to Landlord for all damages (including consequential damages) which Landlord suffers because of any holding over by Tenant, and
Tenant shall indemnify Landlord against all claims made by any other tenant or prospective tenant against Landlord resulting from delay by Landlord in delivering possession of the Premises to such other tenant or prospective tenant. The provisions of this Article 19 shall survive the expiration or earlier termination of this Lease.

                                   ARTICLE 20
                           LANDLORD'S RIGHT TO INSPECT

         Landlord shall retain duplicate keys to all doors of the Premises.
Tenant shall provide Landlord with new keys should Tenant receive Landlord's consent to change the locks. Landlord or Landlord's agents shall have the right to enter the Premises at reasonable hours (or, in the event of an emergency, at any hour) (a) to exhibit the same to present or prospective mortgagees, lessors or purchasers during the Lease Term and to prospective tenants during the year immediately preceding the expiration of the Lease Term, (b) to inspect the
Premises, (c) to confirm that Tenant is complying with all of Tenant's covenants and obligations under this Lease, (d) to clean or make repairs required of
Landlord under the terms of this Lease, (c) to make repairs to or alter areas adjoining the Premises, and (f) to repair and service utility lines or other components of the Building; provided, however, Landlord shall use reasonable efforts to minimize interference with Tenant's business. Landlord shall not be liable to Tenant for the exercise of Landlord's rights under this Article 20 and
Tenant hereby waives any claims for damages for any injury, inconvenience or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. Notwithstanding the foregoing, upon the occurrence of any Event of Default, Landlord shall be entitled to exhibit the Premises to prospective tenants.

                                   ARTICLE 21
                                SECURITY DEPOSIT

         Any Security Deposit made by Tenant shall be held by Landlord, without liability for interest except to the extent required by law, as security for the performance of Tenant's obligations under this Lease. Unless required by applicable law, Landlord shall not be required to keep the Security Deposit segregated from other funds of Landlord. Tenant shall not assign or in a any way encumber the Security Deposit. Upon the occurrence of any Event of Default by
Tenant, Landlord shall have the right, without prejudice to any other remedy, to use the Security Deposit, or portions thereof, to the extent necessary to pay any arrearage in Rent, and any other damage, injury or expense. Following any such application of all or any portion of the Security Deposit, Tenant shall pay to Landlord, on demand, the amount so applied in order to restore the Security
Deposit to its original amount. If Tenant is not in default at the termination of this Lease, any remaining balance of the Security Deposit shall be returned to Tenant, provided that Tenant surrenders the Premises without damage pursuant to Article 19 hereof. If Landlord transfers its interest in the Premises during the Lease Term, Landlord shall assign the Security Deposit to the transferee, and thereafter Landlord shall have no further liability to Tenant for the
Security Deposit. In the event of a permitted assignment under this Lease by
Tenant, the Security Deposit shall be held by Landlord as a deposit made by the permitted assignee and Landlord shall have no further liability with respect to the return of the Security Deposit to the original Tenant.

                                   ARTICLE 22
                                    BROKERAGE

         Tenant and Landlord each represent and warrant to the other that it has not entered into any agreement with, or otherwise had any dealings with, any broker or agent in connection with the negotiation or execution of this Lease which could form the basis of any claim by any such broker or agent for it brokerage fee or commission, finder's fee, or any other compensation of any kind or nature in connection herewith, other than with the broker(s), disclosed to the other in writing (the "Brokers") and each party shall, and hereby agrees to, indemnify and hold the other harmless from all costs (including court costs, investigation costs, and attorneys' fees), expenses, or liability for commissions or other compensation claimed by any broker or agent with respect to this Lease which arise out of any agreement or dealings, or alleged agreement or dealings, between the indemnifying party and any such agent or broker, other than with Broker(s). This provision shall survive the expiration or earlier termination of this Lease.

                    LANDLORD ___________ TENANT ____________

                                       23

                                   ARTICLE 23
                       OBSERVANCE OF RULES AND REGULATIONS

         Tenant and Tenant's servants employees, agents, visitors, and licensees shall observe faithfully and comply strictly with all Rules and Regulations as such Rules and Regulations may be changed from time to time. Landlord shall at all times have the right to make reasonable changes in and additions to such
Rules and Regulations; provided Landlord gives Tenant prior notice of such changes and provided that such new rules and regulations or changes in existing rules and regulations do not conflict with this Lease, and do not materially interfere with the lawful conduct of Tenant's business in the Premises. Any failure by Landlord to enforce any of the Rules and Regulations now or hereafter in effect, either against Tenant or any other tenant in the Building, shall not constitute a waiver of any such Rules and Regulations. Landlord shall not be liable to Tenant for the failure or refusal by any other tenant, guest, invitee, visitor, or occupant of the Building to comply with any of the Rules and
Regulations.

                                   ARTICLE 24
                                     NOTICES

         All notices, consents, demands, requests, documents, or other communications (other than payment of Rent) required or permitted hereunder
(collectively, "notices") shall be deemed given, whether actually received or not on the earlier of: (a) the date when delivered to the address of the party notified; (b) when delivered by next-day express courier (with signed receipts)
to the other party, or (c) on the second business day after deposit in the
United States mail, postage prepaid, certified, return receipt requested. The addresses of the parties for notices and payment of rent are those set forth in
Article 1, however, any party may change its address for notices or payment of rent by giving a valid notice of address change to the other party in the manner specified in this Article. Tenant hereby designates and appoints as its agent to receive notice of all dispossessory or distraint proceedings the person in charge of the Premises at the time said notice is given or occupying the
Premises at said time; and if no person is in charge or occupying the Premises, then such service or notice may be made by attaching the same, in lieu of mailing, on the main entrance to the Premises.

                                   ARTICLE 25
                                  MISCELLANEOUS

Section 25.1 Professional Fees. In any action or proceeding brought by either party against the other under this Lease, the prevailing party shall be entitled to recover from the other party its reasonable professional fees for attorneys, appraisers and accountants, its investigation costs, and any other reasonable legal expenses and court costs incurred by the prevailing party in such action or proceeding.

Section 25.2 Reimbursements. Wherever the Lease requires Tenant to reimburse
Landlord for the cost of any item, such costs will be the reasonable and customary charge periodically established by Landlord for such item. Landlord shall keep in its on-site manager's office a schedule of such charges (which
Landlord may periodically change) for Tenant's examination. The schedule of charges may include, at the discretion of Landlord, a reasonable allocation of overhead, administrative, and related costs and a reasonable fee for Landlord's agent or manager who performs such services or arranges for performance of such services. All such charges shall be payable upon demand as Additional Rent.

Section 25.3 Severability. Every agreement contained in this Lease is, and shall be construed as, a separate and independent agreement. If any term of this Lease or the application thereof to any person or circumstances shall be deemed invalid or unenforceable, the remaining agreements contained in this Lease shall not be affected.

Section 25.4 No Merger. There shall be no merger of this Lease with any ground leasehold interest or the fee estate in the Project or any part thereof by reason of the fact that the same person may acquire or hold, directly or indirectly, this Lease or any interest in this Lease as well as any ground leasehold interest or fee estate in the Project or any interest in such fee estate.

Section 25.5 Landlord's Liability. Anything contained in this Lease to the contrary notwithstanding, Tenant agrees that Tenant shall look solely to the estate and property of Landlord in the Project for the collection of any judgment or other judicial process requiring the payment of money by Landlord for any default or breach by Landlord under this Lease, subject, however, to the prior rights of any mortgagee or lessor of the Project. No other assets of
Landlord or any partners, or other principals of Landlord shall be subject to levy,

                    LANDLORD ___________ TENANT ____________

                                       24

execution or other judicial process for the satisfaction of Tenant's claim.

Section 25.6 Force Majeure. Whenever the period of time is herein prescribed for action to be taken by Landlord or Tenant, Landlord or Tenant shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to force majeure, which term shall include strikes, riots, acts of God, shortages of labor or materials, war, governmental approvals, laws, regulations, or restrictions, or any other cause of any kind whatsoever which is beyond the reasonable control of Landlord or Tenant. Force
Majeure shall not excuse or delay Tenant's obligation to pay Rent or any other amount due under this Lease.

Section 25.7 Headings. The article headings contained in this Lease are for convenience only and shall not enlarge or limit the scope or meaning of the various and several articles hereof. Words in the singular number shall be held to include the plural, unless the context otherwise requires. All agreements and covenants herein contained shall be binding upon the respective heirs, personal representatives, and successors and assigns of the parties thereto.

Section 25.8 Successors and Assigns. All agreements and covenants herein contained shall be binding upon the respective heirs, personal representatives, successors and assigns or the parties hereto. If there be more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several. If there is a guarantor of Tenant's obligations hereunder, Tenant's obligations shall be joint and several obligations of Tenant and such guarantor, and
Landlord need not first proceed against Tenant hereunder before proceeding against such guarantor, and any such guarantor shall not be released from its guarantee for any reason, including any amendment of this Lease, any forbearance by Landlord or waiver of any of Landlord's rights, the failure to give Tenant or such guarantor any notices, or the release of any party liable for the payment.

Section 25.9 Landlord's Representations. Neither Landlord nor Landlord's agents or brokers have made any representations or promises with respect to the
Premises, the Building, the Parking Facilities, the Land, or any other portions of the Project except as herein expressly set forth and all reliance with respect to any representations or promises is based solely on those contained herein. No rights, easements, or licenses are acquired by Tenant under this
Lease by implication or otherwise except as, and unless, expressly set forth in this Lease.

Section 25.10 Entire Agreement: Amendments. This Lease and the Exhibits and
Riders attached hereto set forth the entire agreement between the parties and cancel all prior negotiations, arrangements, brochures, agreements, and understandings, if any, between Landlord and Tenant regarding the subject matter of this Lease. No amendment or modification of this Lease shall be binding or valid unless expressed in writing and executed by both parties hereto.

Section 25.11 Tenant Authority. If Tenant signs as a corporation, limited partnership or limited liability company, execution hereof shall constitute a representation and warranty by Tenant and the persons signing for Tenant that
Tenant is a duly organized and existing corporation, limited partnership or limited liability company, that Tenant has been and is qualified to do business in the State of Georgia and in good standing with the State of Georgia, that the corporation, limited partnership or limited liability company, has full right and authority to enter into this Lease, and that all persons signing on behalf of the corporation, limited partnership or limited liability company, were authorized to do so by appropriate corporate action. If Tenant signs as a general partnership, trust, or other legal entity, execution hereof shall constitute a representation and warranty by Tenant that Tenant has complied with applicable laws, rules, and governmental regulations relative to Tenant's right to do business in the State of Georgia, that such entity has the full right and authority to enter into this Lease, and that all persons signing on behalf of
Tenant were authorized to do so by any and all necessary or appropriate general partnership, trust, or other actions. Upon the request of Landlord, Tenant shall deliver to Landlord documentation satisfactory to Landlord evidencing Tenant's compliance with this Article, and Tenant agrees to promptly execute all necessary and reasonable applications or documents as reasonably requested by
Landlord which may be required by the jurisdiction in which the Project is located to permit the issuance of necessary permits and certificates for
Tenant's use and occupancy of the Premises.

Section 25.12 Governing Law. This Lease shall be governed by and construed under the laws of the State of Georgia. Any action brought to enforce or interpret this Lease shall be brought in the court of appropriate jurisdiction in the county where the Building is located. Should any provision of this Lease require judicial interpretation, Landlord and Tenant hereby agree and stipulate that the court interpreting or considering same shall not apply the presumption that the terms hereof shall be more strictly construed against a party by reason of any rule or conclusion that a document should be construed more strictly against the party who itself or through its agents prepared the same, it being agreed that all parties hereto have participated or had

                    LANDLORD ___________ TENANT ____________

                                       25

full opportunity to participate in the preparation of this Lease, and that each party had full opportunity to consult legal counsel of its choice before the execution of this Lease.

Section 25.13 Tenant's Use Of Name of the Building. Tenant shall not, without the prior written consent of Landlord, use the name of the Building for any purpose other than as the address of the business to be conducted by Tenant in the Premises, and Tenant shall not do or permit the doing of anything in connection with Tenant's business or advertising (including brokers' flyers promoting sublease space) which in the reasonable judgment of Landlord may reflect unfavorably on Landlord or the Building or confuse or mislead the public as to any apparent connection or relationship between Tenant and Landlord, the
Building, or the Land.

Section 25.14 No Easement for Light, Air or View. Any elimination or shutting off of light, air, or view by any structure which may be erected on lands adjacent to the Building shall in no way affect this Lease and Landlord shall have no liability to Tenant with respect thereto.

Section 25.15 Changes to Project by Landlord. Landlord shall have the unrestricted right to make changes to all portions of the Project in Landlord's reasonable discretion for the purpose of improving access or security to the
Project or the flow of pedestrian and vehicular traffic therein. Landlord shall have the right at any time, without the same constituting an actual or constructive eviction and without incurring any liability to Tenant therefor, to change the arrangement or location of entrances or passageways, doors and doorways, corridors, elevators, stairs, bathrooms, or any other Common Areas so long as reasonable access to the Premises remains available. Landlord shall also have the right to (a) rearrange, change, expand or contract portions of the
Project constituting Common Areas and to add new improvements thereon (b) to use
Common Areas while engaged in making improvements, repairs or alterations to the
Project, or any portion thereof, and (c) to do and perform such other acts and make such other changes in to or with respect to the Project, or any portion thereof, as Landlord may, in the exercise of sound business judgment, deem to be appropriate. Landlord shall be entitled to change the name or address of the
Building or the Project. Landlord shall have the right to close, from time to time, the Common Areas and other portions of the Project for such temporary periods as Landlord deems legally sufficient to evidence Landlord's ownership and control thereof and to prevent any claim of adverse possession by, or any implied or actual dedication to, the public or any party other than Landlord.

Section 25.16  Time of Essence. Time is of the essence of this Lease.

Section 25.17 Landlord's Acceptance of Lease. The submission of this Lease to
Tenant shall not be construed as an offer and Tenant shall not have any rights with respect thereto unless said Lease is consented to by mortgagee, and any lessor of Landlord, to the extent such consent is required, and Landlord executes a copy of this Lease and delivers the same to Tenant.

Section 25.18 Performance by Tenant. All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by
Tenant, at Tenant's sole cost and expense, and without any abatement of Rent. If
Tenant shall fail to pay any Rent, other than Base Rent, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder, and such failure shall continue for longer than the period of cure, if any, permitted in Section 13.1, Landlord may, at its option, without waiving or releasing Tenant from obligations of Tenant, make any such payment or perform any such other act on behalf of Tenant. All sums so paid by Landlord and all necessary incidental costs, together with interest thereon at the Interest Rate, from the date of such payment by Landlord, shall be payable to Landlord on demand. Tenant covenants to pay any such sums, and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of the non-payment thereof by Tenant as in the case of default by
Tenant in the payment of Rent.

Section 25.19 Financial Statements. At any time during the term of this Lease,
Tenant shall, upon ten (10) days prior written notice from Landlord, provide
Landlord with a current financial statement and financial statements of the two
(2) years prior to the current financial statement year. Such statement shall be prepared in accordance with generally accepted accounting principles and, if such is the normal practice of Tenant, shall be audited by an independent certified public accountant.

Section 25.20 Confidentiality. Tenant hereby agrees with Landlord that Tenant shall not disclose in any manner to any third party (except its agents and advisors who have a reason to know related to Tenant's business and as may be required by law) the amount of the Rent due and payable by Tenant under this
Lease.

Section 25.21 Homestead. Tenant waives all homestead rights and exemptions which it may have under any

                    LANDLORD ___________ TENANT ____________

                                       26

law as against any obligation owing under this Lease, and assigns to Landlord its homestead and exemptions to the extent necessary to secure payment and performance of its covenants and agreements hereunder.

Section 25.22 Landlord's Lien. Tenant grants to Landlord a security interest and lien upon all of the personal property of Tenant situated in the Premises to secure payment of rent and other sums and charges due hereunder from Tenant to
Landlord and to secure the performance by Tenant of each of the covenants and agreements of Tenant. Said personal property shall not be removed from the
Premises without the consent of Landlord until all arrearage in Rent and other charges, as well as any and all other sums of money due hereunder shall first have been paid and discharged and until this Lease and all of the covenants, conditions, agreements and provisions have been fully performed by Tenant.
Tenant shall from time to time execute a financing statement or statements immediately on the request of Landlord to perfect the security interest granted herein. The security interest and lien herein granted may be foreclosed in the manner and form provided by law for the foreclosure of security instruments, or in any other manner provided by law.

Section 25.23 Waiver of Breach. No waiver of any breach of the covenants, warranties, agreements, provisions, or conditions contained in this Lease shall be construed as a waiver of said covenant, warranty, provision, agreement or condition or of any subsequent breach thereof, and if any breach shall occur and after which be compromised, settled or adjusted, this Lease shall continue in full force and effect as if no breach had occurred.

Section 25.24 No Estate. This Lease shall create the relationship of landlord and tenant, and no estate shall pass out of Landlord. Tenant's interest shall be that of a usufruct, not subject to levy and sale and not assignable in whole or in part by Tenant except as herein provided.

Section 25.25 Attachments. The attached Exhibits and any Schedules and Special
Stipulations are incorporated into this Lease.

                                   ARTICLE 26
                         RELOCATION / SUBSTITUTION SPACE

Section 26.1 If this Lease is for less than one full floor of the Building,
Landlord shall have the right at any time prior to the end of the Lease Term, or any renewal or extension hereof, to substitute instead of the Premises, other space within the Building, or other buildings within the Office Park (which space shall have a Net Rentable Area of not less than the Net Rentable Area in the Premises as of the date of such substitution) hereinafter called the
"Substitution Space". If Landlord desires to exercise this right but, in
Landlord's reasonable opinion there is no suitable Substitution Space then available in the Office Park, Landlord shall have the right to terminate this
Lease by written notice to Tenant on a date specified by Landlord which date shall not be sooner than one hundred eighty (180) days after the date of
Landlord's notice to Tenant. In the event that Landlord exercises said termination right, Tenant's Base Rent and Operating Expenses shall be abated in full, commencing on the date of Landlord's written notice to Tenant, and ending on the date this Lease is terminated.

Section 26.2 If Landlord desires to exercise such right prior to the
Commencement Date, Landlord shall give written notice thereof to Tenant not later than thirty (30) days prior to the effective date of such substitution, which notice shall specify the Substitution Space in question and the description of the Premises set forth in the lease shall, without further act on the part of Landlord or Tenant, be deemed amended so that the Substitution Space shall, for all purposes, be deemed the Premises hereunder and all of the terms, covenants, conditions, provisions, and agreements of this lease, including those agreements to pay Rent, shall continue in full force and effect and shall apply to the Substitution Space. The Landlord's Work in the Substitution Space shall be completed in the manner set forth in Exhibit "C" hereof, and the costs thereof shall be allocated between Landlord and Tenant as described therein;
provided, however, that if, prior to Landlord's notice of its election to substitute the Substitution Space for the Premises, Tenant has reasonably incurred costs or expenses in connection with planning or construction of the
Leasehold Improvements in the original Premises and Tenant is (i) unable to use the plans or materials in question in connection with the Leasehold Improvements in the Substitution Space or (ii) unable to cancel orders for or return the materials in question for credit, Landlord shall reimburse Tenant for such costs and expenses (net of all applicable credits) upon presentation by Tenant of appropriate invoices and other substantiating materials therefor in form reasonably acceptable to Landlord.

Section 26.3 If Landlord desires to exercise such right after the Commencement
Date, Landlord shall give Tenant at least ninety (90) days prior written notice thereof specifying the effective date of such

                    LANDLORD ___________ TENANT ____________

                                       27

substitution, whereupon, as of such effective date: (a) the description of the
Premises set forth in this lease shall, without further act on the part of
Landlord or Tenant, be deemed amended so that the Substitution Space shall, for all purposes, be deemed the Premises hereunder, and all of the terms, covenants, conditions, provisions, and agreements of this Lease, including those agreements to pay Rent, shall continue in full force and effect and shall apply to the
Substitution Space, and (b) Tenant shall move from the present Premises into the
Substitution Space and shall vacate and surrender possession to Landlord of the present Premises, and if Tenant continues to occupy the present Premises after such effective date, then thereafter, during the period of such occupancy,
Tenant shall pay Rent for the present Premises as set forth in this Lease, in addition to the Rent for the Substitution Space at the above described rates.
Tenant shall accept possession of the Substitution Space in its "as-is"
condition as of such effective date.

Section 26.4 Notwithstanding the provisions of Section 26.3 above, if Landlord exercises its right to substitute the Substitution Space for the Premises after the Commencement Date, then Tenant shall have the option to require Landlord to alter the Substitution Space in substantially the same manner and quality as the
Premises were finished out or altered pursuant to the Lease. Such option shall be exercised, if at all, by notice from Tenant to Landlord within fifteen (15)
days after the aforesaid notice from Landlord to Tenant of such proposed substitution; otherwise, such option in favor of Tenant shall be null and void.
Tenant shall not have the right to exercise such option at any time when Tenant is in default under any of the terms, covenants, conditions, provisions, or agreements of this Lease. If such option is validly so exercised by Tenant: (a)
Tenant shall continue to occupy the present Premises (upon all of the terms, covenants, conditions, provisions, and agreements of this Lease, including the covenant for the payment of Rent) until the date on which Landlord shall have substantially completed such alteration work in the Substitution Space; and (b)
Tenant shall move from the present Premises into the Substitution Space immediately upon the date of such substantial completion by Landlord and shall vacate and surrender possession to Landlord of the present Premises after such date, then, thereafter during the period of such occupancy, Tenant shall pay
Rent for the present Premises as set forth in this lease up to the date of surrender, and then pay rent for the substituted premises commencing on the date of substantial completion. All such improvements to the Substitution Space shall be made at Landlord's sole cost and expense, provided, however, that with respect to such alteration work in the Substitution Space, if Tenant requests materials or installations other than those originally installed in the
Premises, Tenant will be responsible for any increased costs. If Tenant shall make changes in the work (such non-original materials or installations or changes being subject to Landlord's prior written approval), and if such non-original materials or installations or changes shall delay the work to be performed by Landlord, or if Tenant shall otherwise delay the substantial completion of the work, the occurrence of such delays shall in no event postpone the date for the commencement of the payment of Rent for such Substitution Space beyond the date on which such work would have been substantially completed but for such delays, and in addition, Tenant shall continue to pay Rent for the present Premises as set forth in this Lease until it vacates and surrenders same as aforesaid. Landlord at its discretion may reasonably substitute materials of like quality for the materials originally utilized.

Section 26.5 If Landlord exercises this relocation right after the Commencement
Date, Landlord shall reimburse Tenant for all of Tenant's reasonable out-of-pocket expenses for moving Tenant's furniture, equipment, supplies and telephones and telephone equipment from the present Premises to the Substitution
Space and for reprinting Tenant's stationery of the same quality and quantity of
Tenant's stationery supply on hand immediately prior to Landlord's notice to
Tenant of the exercise of this substitution right. Tenant shall also be reimbursed by Landlord for the Tenant's unamortized cost of Leasehold
Improvements, if any, installed in the original Premises at Tenant's expense.

                         [SIGNATURES BEGIN ON NEXT PAGE]

                    LANDLORD ___________ TENANT ____________

                                       28

  IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease under seal as of the day and year first above written.

                                 LANDLORD:
                                 ---------
                                 ONE PEACHTREE POINTE ASSOCIATES, LLC,
                                 a Georgia limited liability company

                                       By:   One Peachtree Pointe Manager, Inc.,
                                             a Georgia corporation

--------------------------
Witness                                      By:
                                                --------------------------------
                                               Name: Douglas G. Dewberry, II
                                                     -----------------------
                                               Title: Vice President
                                                      --------------

                                                        (SEAL)

                                 TENANT:
                                 -------
                                 TEAMSTAFF, INC., a New Jersey corporation

--------------------------
Witness                          By:
                                    -----------------------------------------
                                 Name:
                                      ---------------------------------------
                                 Title:
                                       --------------------------------------

                                                    (SEAL)

                    LANDLORD ___________ TENANT ____________

                                       29

                                   EXHIBIT "A"

                                    PREMISES
                                    --------

                                [TO BE ATTACHED]

                    LANDLORD ___________ TENANT ____________

                                       30

                                   EXHIBIT "B"

                                LEGAL DESCRIPTION
                                -----------------

                                [TO BE ATTACHED]

                    LANDLORD ___________ TENANT ____________

                                       31

                                   EXHIBIT "C"

                                   WORK LETTER
                                   -----------

         The following provisions shall govern (A) the preparation and approval process for the drawings and specifications for the build-out of the Premises, which Landlord shall perform in accordance with the terms of this Exhibit "C", and (B) terms and conditions relating to contractors and subcontractors in connection with the build-out of the Premises.

         A. General Matters regarding Plans and Specification. Landlord shall cause its architect to prepare the "Working Drawings" and the "Final Plans" (as such terms are defined below) for Tenant's requirements of the Premises.

         B. Working Drawings and Final Plans. Within ten (10) days after the execution of this Lease, Landlord shall cause its architects to prepare, with
Tenant, preliminary architectural plans and construction drawings for the
Premises (the "Working Drawings"), to be submitted to Landlord for review, including those base building improvements which are interior to the Premises.
Said Working Drawings shall be submitted to Landlord in form sufficient for the permitting and construction of the Premises, and the bidding of Tenant's Work
(that is, in such form so that, if approved by Landlord without revision, the same would be sufficient for the permitting and construction of the Premises, and the bidding of Tenant's Work). Landlord or its designated contractor shall provide Tenant with a list of its objections, modifications, deletions or qualifications to the same. Tenant shall have ten (10) days from receipt of
Landlord's list of objections, modifications, deletions or qualifications to cause the architect and the engineer to prepare final drawings, plans, and specifications (the "Final Plans"), based on the Working Drawings but conforming to Landlord's objections, modifications, deletions or qualifications. No plans and specifications shall constitute the Final Plans hereunder unless and until the same have been approved in writing by both Landlord and Tenant.

         C. Construction. Following the preparation and approval of the Working
Drawings, Landlord agrees to build-out the Premises according to the Final Plans
("Landlord's Work") at Landlord's sole cost and expense for scope outlined in
Exhibits "C-1", "C-2" and "C-3". Any cost implications resulting from
Tenant-driven changes outside the negotiated scope shall be the sole responsibility of the Tenant, and said changes shall be implemented upon receipt of payments related thereto. All construction for the Premises shall be awarded following a competitive bid format, with Dewberry Capital Corporation or its designee serving as construction manager ("Construction Manager"). The
Construction Manager shall: (1) prepare a bid package approved by Landlord and
Tenant; (2) solicit bids from qualified general contractors approved by Landlord and Tenant. On behalf of Landlord and Tenant, the Construction Manager shall supervise the construction for the Premises.

         D. Tenant Delay. If Tenant does not complete preparation of Tenant's
Space Plans and Working Drawings within the time period specified above (other than due to events of Force Majeure as defined in the Lease), and such delay causes Landlord to postpone substantial completion of the Premises or delays the
Commencement Date, or should Tenant or its agents fail to timely comply with all of the provisions of this Exhibit "C" or otherwise cause a delay in substantial completion (collectively, a "Tenant Delay"), then Tenant shall pay to Landlord on the date Rent would have commenced hereunder in the absence of such delay, a sum of money equivalent to the Rent for the Premises for the period during which
Tenant would have been obligated to pay Rent to Landlord had not the
Commencement Date been so delayed.

         E. Changes to Tenant Plans. Tenant shall have the right to request changes in the Final Plans and any such change shall be initiated by Landlord's architect and approved by Landlord and the general contractor. No change shall be permitted without the prior written consent of Landlord, which as to nonstructural changes, which do not affect building systems, shall not be unreasonably withheld, delayed or conditioned. Further, if changes are made by
Tenant to the Final Plans after Landlord's approval, and should these changes to
Tenant's Final Plans cause Landlord to postpone substantial completion of the space or delay the Commencement Date and such postponement or delay is not attributable to a delay caused by Landlord or an event of Force Majeure as defined in the Lease, then Landlord shall have the right to refuse to permit the making of such changes unless and until Tenant shall have committed in writing, in a manner reasonably satisfactory to Landlord, to pay to Landlord on the date
Rent would have commenced hereunder in the absence of such delay, a sum of money equivalent to the Rent for the Premises for the period during which Tenant would have been obligated to pay Rent to Landlord had not the Commencement Date been so delayed. Upon approval of changes by Landlord and Tenant, Tenant shall pay for all approved changes prior to the initiation of the change order.

                    LANDLORD ___________ TENANT ____________

                                       32

         F. Tenant's Work. Notwithstanding anything to the contrary in this
Exhibit "C", Tenant shall be responsible for all work, construction and installation in the Premises which is not designated as Landlord's Work
(including but not limited to all fixtures, furniture, equipment and other office installations). Such work shall be referred to as "Tenant's Work," and shall be at Tenant's sole cost and expense. Tenant's Work shall be considered an alteration for purposes of this Lease, and shall be subject to the provisions of
Article 10 thereof. Prior to commencing Tenant's Work, Tenant shall submit drawings and specifications for Tenant's Work to Landlord, showing all aspects of such work, to Landlord for Landlord's review and approval.

         G. Permits, Certificate of Occupancy. Except as provided below,
Construction Manager shall obtain all necessary permits in connection with
Landlord's Work. On or before the date Landlord tenders delivery of the Premises to Tenant, Landlord agrees to obtain all final inspection approvals which are required for Landlord to deliver the Premises to Tenant with Landlord's Work completed, and that can be obtained by Landlord prior to Tenant installing its fixtures, furniture and equipment. Tenant shall be responsible for applying for and obtaining all permits required for Tenant to perform Tenant's Work, or to operate within the Premises, including without limitation the final certificate of occupancy or its equivalent, and for obtaining the final fire inspection approval after installation of its fixtures, furniture and equipment.

         H. Notice. Tenant shall, by notice to Landlord in writing, designate a single individual who Tenant agrees shall be available to meet and consult with
Landlord at the Premises as Tenant's representative respecting the matters which are the subject of this Exhibit and who, as between Landlord and Tenant, shall have the power to legally bind Tenant, in making requests for changes, giving approval of plans or work, giving directions to Landlord or the like, under this
Exhibit "C".

         I. Default. The failure by Tenant to comply with the provisions of this
Exhibit "C" shall constitute a default by Tenant under the Lease and Landlord shall have the benefit of all remedies provided for in the Lease.

         J. No Liability. Notwithstanding the review and approval by Landlord of
Tenant's Working Drawings, Landlord shall have no responsibility or liability in regard to the safety, sufficiency, adequacy or legality thereof and Tenant shall be solely responsible for the compliance of such plans and specifications (and improvement constructed as a result thereof) with all applicable laws and regulations, the architectural completeness and sufficiency thereof and other matters relating thereto.

                    LANDLORD ___________ TENANT ____________

                                       33

                        EXHIBITS , "C-1", "C-2" AND "C-3"

                SCOPE OF WORK, SCHEMATIC PLAN AND DEMOLITION PLAN

                                [TO BE ATTACHED]

                    LANDLORD ___________ TENANT ____________

                                       34

                                   EXHIBIT "D"

                              RULES AND REGULATIONS
                              ---------------------

The sidewalks, halls, passages, exits, entrances, elevators and stairways of the
Building shall not be obstructed by any Tenants or used by them for any purpose other than for ingress to and egress from their respective Premises and for going from one part of the Building to another. The halls, passages, exits, entrances, elevators and stairways are not for the general public and Landlord shall in all cases retain the right to control and prevent access thereto of all persons whose presence, in the judgment of Landlord, would be prejudicial to the safety, character, reputation and interest of the Building and its Tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom any Tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal activities.

Nothing shall be swept or thrown into the corridors, halls, elevator shafts, or stairways. No birds, animals, reptiles, or any other creatures shall be brought into or kept in or about the Building, except those guide dogs which are for the direct purposes of aiding and assisting the visually impaired.

Corridor doors, when not in use, shall be kept closed.

The plumbing facilities, including fixtures and appliances, shall not be used for any purpose other than that for which they are constructed, and no foreign substance of any kind shall be deposited therein. Any breakage, stoppage or damage resulting from repeated or excessive violation by Tenant or its agents or employees shall be paid for by Tenant directly upon receipt of an invoice for same.

No sign, picture, name, advertisement or notice, visible from the exterior of the Building shall be inscribed, painted, affixed or otherwise displayed by any
Tenant on any part of the Building without the prior written consent of
Landlord. Landlord may adopt and enforce reasonable guidelines relating to signs in the corridors and Common Areas of the Building. Tenant agrees to conform to such guidelines, but may request approval of Landlord for modifications, which approval will not be unreasonably withheld; however, material visible from the exterior of the Building will not be permitted. No nails, hooks or screws shall be driven into or inserted in any part of the Building, except by Building maintenance personnel. No curtains or other window treatments shall be placed between the glass and the standard Building window treatments.

Landlord shall provide all locks for doors to and in each Tenant's Premises, and no Tenant shall place any additional lock or bolt on any door within its
Premises or the Building without Landlord's prior written consent, such consent not to be unreasonably withheld or delayed. Tenant shall in each case furnish
Landlord with a key for any such lock. A reasonable number of keys to the locks on the doors in each Tenant`s respective Premises shall be furnished by Landlord to Tenant, and Tenant shall not have any duplicate keys made without Landlord's prior written consent. Upon the termination of its tenancy, Tenant shall deliver to Landlord all keys to doors in the Building which were furnished to Tenant.

No Tenant shall allow the Premises to be used for lodging, nor shall cooking be done or permitted by any Tenant on the Premises. However, use by the Tenant of
approved equipment for brewing coffee, tea, hot chocolate and similar beverages or microwave ovens or similar appliances installed for occasional use by
Tenants, employees or invitees shall be permitted, provided that such use is in accordance with all applicable federal , state and city laws, codes, ordinances, rules and regulations.

Tenant shall cooperate with Landlord's employees or agents in keeping the
Premises, and the Project in general, neat and clean. No Tenant shall employ any person or persons other than those employed by the Landlord for the purpose of cleaning the Premises, unless otherwise agreed to by Landlord in writing.
Cleaning services will not be furnished in areas which are occupied after 7:00
p.m., unless Landlord specifically agrees to extend services to a later time.

Tenant's access to the roof is limited to maintenance of equipment installed with Landlord's approval and inspections for damage to that equipment. Neither
Tenant nor its agents or employees shall enter upon the roof at any time without the express prior written approval of Landlord.

No aerial antenna, satellite dish or similar device shall be erected on the roof or exterior walls of the Building or on any part of the project, without the prior written consent of Landlord. Any such devise so installed without such consent shall be subject to removal without notice at any time and without liability to the Landlord therefore; costs incurred by Landlord for such removal shall be paid by Tenant.

Directories will be placed by Landlord at Landlord's own expense, in conspicuous places throughout the Building. No other directories shall be permitted.

No Tenant shall use or keep or permit to be used or kept any foul or obnoxious gas or substances on the

                    LANDLORD ___________ TENANT ____________

                                       35

Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or to other occupants of the Building by reason of noise, odors or vibrations, or interfere in any way with other tenants or those having business therein.

No loudspeakers, televisions, phonographs, radios or other devices shall be used in a manner so as to be heard or seen outside of he Premises without the prior written consent of Landlord.

Tenant shall not do anything or permit anything to be done in or about the
Building or bring or keep anything therein that will in any way increase the possibility of fire or other casualty or obstruct or interfere with the rights of or otherwise injure or annoy other tenants or do anything in conflict with the valid pertinent laws, rules or regulations of any governmental authority.

Tenants, their employees and invitees shall park their motor vehicles only by those parking areas designated for that purpose by Landlord, and Tenant shall provide Landlord with a list of its employees' automobile or motor vehicle license tag numbers. If Tenant and/or its employees are in violation of this rule, Landlord shall have the right to tow said automobile or vehicle at
Tenant's expense.

Landlord reserves the right to change the name and street address of the
Building.

Each Tenant shall store all of its trash and garbage with its Premises. No material shall be placed in the trash boxes or receptacles in the Common Areas or in their Premises if such material is of such a nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash according to the ordinances governing such disposal. All garbage and refuse disposal shall be made only through entry ways and elevators provided for such purposes and at such times as Landlord shall designate.

Should Tenant require telegraphic, telephonic, enunciator or any other communication service, Landlord will direct the electricians and contractors where and how the wires are to be introduced and placed, and none shall be introduced or placed except as Landlord shall direct.

No Tenant shall use any method of heating or air conditioning other than that supplied by Landlord.

Hand trucks shall not be used in any central areas of the Building, either by
Tenant or others, except those equipped with rubber tires and side-guards or such other material handling equipment as Landlord may approve, and shall not be placed in any elevators servicing the Building other than designated freight elevators. No other vehicles of any kind shall be brought by any Tenant into the
Building or kept in or about the premises.

Neither Tenant, its agents, nor its employees shall solicit business or distribute handbills in the Common Areas nor shall Tenant, its agents, or employees distribute or display any handbills or other advertising matter in or on automobiles or other vehicles parked in the Parking Facilities or in other
Common Areas. If any such materials are distributed, Tenant shall pay Landlord for the cost of cleanup. Furthermore, the Premises shall not be used for conducting any barter, trade or exchange of goods or sale through promotional giveaway gimmicks or any business involving the sale of second hand goods, insurance salvage stock, or fire sale stock, and shall not be used for any auction or pawn shop business, any fire sale, bankruptcy sale, going out of business dale, moving sale, bulk sale, or any other business which, because of merchandising methods or otherwise, would tend to lower the first class character of the Building or the Project.

Landlord shall not be responsible for lost or stolen personal property, money or jewelry from Tenant's Premises or Common Areas, regardless of whether such loss occurs when any such area is locked against entry or not.

Any maintenance or service requests of Tenants will be attended to only upon application by telephone at the office of Landlord, in person at the office of
Landlord, or upon delivery of written notice to the office of Landlord.

With respect to work being performed by Tenants in the Premises with the approval of Landlord, all Tenants will refer all contractors, contractor's representatives and installation technicians rendering any service to them to
Landlord for Landlord's supervision approval and control before the performance of any contractual services. This provision shall apply to all work performed in the Building, including but not limited to installations of telephones, telegraph equipment, electrical devices and attachments, and any and all installations of every nature affecting the floors, walls, woodwork, trim, windows, ceilings, equipment or any other physical portion of the Building.

Each Tenant shall see that the doors of its Premises are closed and locked and that all water faucets, water apparatus and utilities are shut off before Tenant or Tenant's employees leave the Premises, so as to prevent waste or damage. All
Tenants shall keep the doors to the Building corridors closed at all times except for ingress and egress.

Tenants, employees or agents or anyone else who desires to enter the Building after normal business

                    LANDLORD ___________ TENANT ____________

                                       36

hours, may be required to provide appropriate identification, sign in upon entry, sign out upon leaving, and shall otherwise comply with any reasonable access control procedures as Landlord may form time to time institute.

Landlord has the right to evacuate the Building in the event of an emergency or catastrophe.

Landlord shall designate the time and manner by which all office equipment, furniture, appliances and other large objects or property (collectively the
"Equipment") shall be moved in or out of the Building. The persons employed to move such Equipment in or out of the Building must be acceptable to Landlord.
Landlord shall have the right to prescribe the weight, size and position of all equipment brought into the building. Heavy objects shall, if considered necessary by Landlord, stand on wood strips of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such Equipment from any cause, and all damage done to the Building by moving or maintaining such Equipment shall be repaired at the sole cost and expense of Tenant. Tenant agrees to coordinate all moving activities of
Equipment in and out of the Building with Landlord or Landlord's agent; and to use the services of an insured professional moving company. Tenant acknowledges that any attempts to bring in or take out any Equipment from the Building without prior written approval of Landlord or Landlord's agent will be prevented by the onsite security guard with no liability whatsoever to Landlord or its agents or employees.

Tenant shall not place a load upon any floor of the Building, which exceeds the floor load per square foot, which such floor was designed to carry or which is allowed by applicable building code. Landlord may prescribe the weight and positions of all safes and heavy installations which Tenant desires to place in the Premises so as to properly distribute the weight thereof. All damage done to the Building by the improper placing of heavy items shall be repaired at the sole cost and expenses of the Tenant.

No machinery of any kind shall be operated by any Tenant in its Premises (except normal office and banking equipment) without the prior written consent of
Landlord which consent shall not be unreasonably withheld or delayed, nor shall any Tenant use or keep in the Building any flammable or explosive fluid or substance.

Landlord reserves the right to rescind any of these Rules and Regulations and make such other and further Rules and Regulations not inconsistent with the express terms of any Lease as in the judgment of Landlord shall from time to time be needed for the safety, protection, care and cleanliness of the Building or the Project, the operation thereof, the preservation of good order therein, and the protection and comfort of its Tenants, their agents, employees, and invitees. In addition, Landlord reserves the right to amend these Rules and
Regulations to make Tenants subject to any Rules and Regulations promulgated with regard to Peachtree Pointe Phase II at such time as that phase is developed. Such Rules and Regulations, when made and notice thereof given to
Tenants, shall be binding upon Tenants in a like manner as if originally herein prescribed. In the event of any conflict, inconsistency or other difference between the terms and provisions of these Rules and Regulations as now or hereafter in effect and the terms and provisions of any Lease now or hereafter in effect between Landlord and any Tenant in the Building, the term or provision in the Lease shall govern.

                    LANDLORD ___________ TENANT ____________

                                       37

                                   EXHIBIT "E"

                              SPECIAL STIPULATIONS
                              --------------------

1.       SIGNAGE: Landlord, at Landlord's sole cost and expense, shall cause a directory strip with Tenant's trade name to be installed on the
         Building directory board located in the main lobby of the Building and an interior suite panel with Tenant's trade name to be affixed to the wall immediately outside of Tenant's interior entrance. In the event
         Tenant changes its trade name, Tenant shall replace its directory strip on the Building directory board and its interior suite panel at its sole cost and expense.

2.       RIGHT OF FIRST OFFER: Prior to execution of a lease for all or any portion of the space immediately adjoining the Premises on the third
         (3rd) floor of the Building, (the "First Offer Space"), and provided
         Tenant is not then in default under this Lease, Landlord shall notify
         Tenant of the terms and conditions upon which it would be willing to lease the First Offer Space to Tenant. Notwithstanding the foregoing, if Tenant fails to lease the First Offer Space, Landlord shall not be obligated to offer said space again to Tenant at any time during the
         Term of the Lease.

         If within ten (10) days after receipt of Landlord's notice, Tenant agrees in writing to lease the First Offer Space upon such terms and conditions set forth in Landlord's notice, Landlord and Tenant shall execute an amendment to this Lease adding the First Offer Space to the
         Premises within thirty (30) days after Landlord's receipt of Tenant's notice of intent to lease upon all the same terms as this Lease except as modified by the terms in Landlord's notice. If Tenant does not deliver its notice of intent to lease the First Offer Space or elects not to lease the First Offer Space within such ten (10) day period, then this right of first offer to lease the First Offer Space will lapse and be of no further effect and Landlord will have the right to lease the First Offer Space to any third party on the same or any other terms and conditions, whether or not such terms and conditions are more or less favorable than those offered to Tenant. The right granted to
         Tenant under this paragraph is personal to Tenant, and in the event of any assignment of this Lease or sublease by Tenant, this right of first offer to lease the First Offer Space shall thenceforth be void and of no further force and effect.

                    LANDLORD ___________ TENANT ____________

                                       38

                                   EXHIBIT "F"

                             FORM OF LEASE GUARANTY
                             ----------------------

                              INTENTIONALLY DELETED

                    LANDLORD ___________ TENANT ____________

                                       39